united States
Securities and Exchange Commission
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act Of 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Fred’s, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4300 NEW GETWELL ROAD

MEMPHIS, TENNESSEE 38118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, June 25, 2018

TO THE SHAREHOLDERS OF FRED’S, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Fred’s, Inc. (the “Company” or “Fred’s”) will be held at the Hyatt Place Hotel at 1220 Primacy Parkway in Memphis, Tennessee, on Monday, June 25, 2018, at 4:00 p.m., Central Daylight Time, for the following purposes:

1.	To elect the five nominees named in the accompanying Proxy Statement to the Company’s Board of Directors;

2.	To ratify the designation of BDO USA, LLP as the independent registered public accounting firm of the Company, as described in the Proxy Statement;

3.	To approve, on an advisory (non-binding) basis, the executive compensation of the Company’s named executive officers, as described in the Proxy Statement;

4.	To approve the Company’s Amended and Restated Rights Agreement designed to protect the substantial tax benefits of the Company’s net operating loss carryforwards; and

5.	To consider and act upon any other matters which properly come before the Annual Meeting or any adjournment of the meeting.

The accompanying Proxy Statement contains further information with respect to these matters.

Only shareholders of record at the close of business on May 1, 2018 will be entitled to vote at the meeting or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

Our Proxy Statement, Annual Report to shareholders and proxy card are available in the Investor Relations section of our website at www.fredsinc.com.

By order of the Board of Directors,

Joseph Anto
Secretary

June 14, 2018

FRED’S, INC.

4300 NEW GETWELL ROAD

MEMPHIS, TENNESSEE 38118

PROXY STATEMENT

For the Annual Meeting of Shareholders to be held on June 25, 2018

The enclosed proxy is solicited by the Board of Directors (the “Board” or “Board of Directors”) of Fred’s, Inc. (the “Company” or “Fred’s”) to be voted at the Annual Meeting of Shareholders to be held on Monday, June 25, 2018, at 4:00 p.m., Central Daylight Time, at the Hyatt Place Hotel at 1220 Primacy Parkway in Memphis, Tennessee, or any adjournment thereof (the “Annual Meeting”). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of outstanding Class A no par value common stock (“Common Stock”) will be necessary to constitute a quorum.

All shares represented by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted “FOR” Proposals 1, 2, 3 and 4. The Board of Directors does not know of any business to be brought before the Annual Meeting, other than as indicated in the notice, but it is intended that, as to any other such business properly brought before the Annual Meeting, votes may be cast pursuant to the proxies in accordance with the judgment of the persons acting thereunder.

Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use upon: (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date; or (c) appearance by the shareholder at the meeting (with proper identification) and his request for the return of his proxy or his request for a ballot.

A copy of this Proxy Statement and the enclosed Proxy Card are first being sent to shareholders on or about June 14, 2018.

Voting Securities

Only shareholders of record at the close of business on May 1, 2018 will be entitled to vote at the Annual Meeting. As of May 1, 2018, there were 37,260,158 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote for all matters before the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting. A quorum must be present in order for the Annual Meeting to be held. In order for the quorum requirement to be satisfied, a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting must be present in person or represented by proxy. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

If on the record date your shares of Common Stock were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization maintaining your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares of Common Stock in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. If you plan to attend the Annual Meeting, you will need to bring a valid proxy from the organization maintaining your account to vote your shares at the Annual Meeting.

If you hold your shares in street name, and do not provide instructions, your shares may constitute “broker non-votes” on certain proposals. Generally, broker non-votes occur on a non-routine proposal where a broker is not permitted to vote on that proposal without instructions from the beneficial owner. Broker non-votes are counted as present for purposes of determining whether there is a quorum, but are not counted for purposes of determining whether a matter has been approved. If you properly submit a proxy card to the organization maintaining your account, but do not provide voting instructions, that organization will be able to vote your shares on the ratification of BDO USA, LLP as our independent registered public accounting firm; however, that organization will not be permitted to vote your shares on election of Directors, the advisory vote on executive compensation or the proposal to approve our Amended and Restated Rights Agreement. As a result, if you do not provide voting instructions to the organization maintaining your account, your shares will have no effect on the outcome of the election of Directors and the advisory vote on executive compensation.

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The nominees for Director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected. The advisory vote on executive compensation and the proposal to approve our Amended and Restated Rights Agreement will be approved if the votes cast favoring the action exceed the votes cast opposing the action. The ratification of BDO USA, LLP as our independent registered public accounting firm and the advisory vote on executive compensation will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Abstentions have no effect on the vote for the election of Directors or any of the other matters being considered at the Annual Meeting.

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Ownership of Common Stock by Directors,

Officers and Certain Beneficial Owners

The following table sets forth the beneficial ownership of Common Stock known to the Company as of May 1, 2018, by beneficial owners of more than five percent (5%) of the outstanding Common Stock, each Director, each of the Named Executive Officers (as defined below), and all Directors and executive officers of Fred’s as a group. Except as noted below, the address for each beneficial owner is 4300 New Getwell Rd., Memphis, Tennessee 38118.

	Shares of Common Stock Beneficially Owned (1)
	Number of Shares
Beneficial Owner	Options (2)	Total (3)		Percent (4)
Alden Global Capital LLC (5)		9,275,000		24.9%
Wellington Management Group LLP (6)		4,310,106		11.6%
BlackRock, Inc. (7)		4,140,517		11.1%
NWQ Investment Company, LLC (8)		3,385,983		9.1%
Dimensional Fund Advisors LP (9)		2,265,164		6.1%
National Rural Electric Cooperative Association (10)		2,231,569		6.0%
The Vanguard Group, Inc. (11)		1,950,080		5.2%
Heath B. Freeman (12)		9,334,028	(13)	25	%(13)
Timothy A. Barton		113,123		*
Neeli Bendapudi		4,564		*
Dana Goldsmith Needleman		-		*
Michael T. McMillan	700	49,784		*
Steven B. Rossi		28,123		*
Thomas E. Zacharias		-		*
Michael K. Bloom	38,781	354,726		*
Rick Hans		12,039		*
Jason Jenne		1,816		*
Joseph Anto		100,000		*
Craig Barnes		5,725		*
Timothy A. Liebmann	82,660	99,009		*
Greg Froton		19,058		*
All Directors, Director Nominees and Executive Officers as a Group (16 persons)	147,141	10,158,565	(13)	27.2	%(13)

*	Less than 1%

(1)	Beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to dispose, or direct the disposition, of a security. Except as otherwise indicated, all persons listed above have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

(2)	Represents stock options that are exercisable within sixty (60) days of May 1, 2018.

(3)	Includes stock options that are exercisable within sixty (60) days of May 1, 2018.

(4)	Based on outstanding shares of Common Stock as of May 1, 2018 (37,260,158) and the respective options exercisable within sixty (60) days of May 1, 2018 for the individual being tested.

(5)	This information is based on Schedule 13D/A filed on August 15, 2017 by Alden Global Capital LLC which reported that as of August 11, 2017, it had shared power to vote or direct the vote and to dispose of or direct the disposition of 9,275,000 shares. The address of Alden Global Capital LLC is 885 Third Avenue, 34th Floor, New York, New York, 10022.

(6)	This information is based on Schedule 13G/A filed on February 14, 2018 by Wellington Management Group LLP and certain of its affiliates, which reported that as of December 29, 2017, Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP had shared power to vote or direct the vote 3,427,720 shares and shared power to dispose of or direct the disposition of 4,310,106 shares, and that Wellington Management Company LLP had shared power to vote or direct the vote 3,402,940 shares and shared power to dispose of or direct the disposition of 4,285,326 shares. The address of Wellington Management Co., LLP and certain of its affiliates is 280 Congress St., Boston, Massachusetts 02210.

(7)	This information is based on Schedule 13G/A filed on January 17, 2018 by BlackRock, Inc. which reported that as of December 31, 2017, it had sole power to vote or direct the vote of 4,074,249 shares and sole power to dispose of or direct the disposition of 4,140,517 shares. The address of BlackRock Inc. is 55 East 52nd Street, New York, New York, 10055.

(8)	This information is based on Schedule 13G/A filed on February 14, 2018 by NWQ Investment Management Company, LLC which reported that as of December 31, 2017, it had sole power to vote or direct the vote and sole power to dispose of or direct the disposition of 3,385,983 shares. The address of NWQ Investment Management Company, LLC is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

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(9)	This information is based on Schedule 13G/A filed on February 9, 2018 by Dimensional Fund Advisor LP which reported that as of December 31, 2017, it had sole power to vote or direct the vote of 2,183,524 shares and sole power to dispose of or direct the disposition of 2,265,164 shares. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(10)	This information is based on Schedule 13G filed on February 13, 2018 by jointly by National Rural Electric Cooperative Association and RE Advisers Corporation, which reported that as of December 31, 2017, it had sole power to vote or direct the vote and sole power to dispose of or direct the disposition of 2,231,569 shares. The address of National Rural Electric Cooperative Association and RE Advisers Corporation is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(11)	This information is based on Schedule 13G/A filed on February 7, 2018 by The Vanguard Group, Inc. which reported that as of December 31, 2017, it had sole power to vote or direct the vote of 38,459 shares, sole power to dispose of or direct the disposition of 1,911,621 shares, and shared power to dispose or to direct the disposition of 38,459 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(12)	Mr. Freeman may be deemed to beneficially own 9,275,000 shares of Common Stock owned directly by Strategic Investment Opportunities LLC (“Opportunities”), an affiliate of Alden Global Capital LLC (“Alden”), the investment manager of Opportunities, solely due to his position with Alden. Mr. Freeman expressly disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein.

(13)	Amount includes 9,275,000 shares of Common Stock owned directly by Opportunities, an affiliate of Alden, of which Mr. Freeman may be deemed to beneficially own.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors currently consists of seven Directors. Five individuals have been nominated for election at the Annual Meeting to serve for a term of one year or until their successors are qualified and elected. Upon recommendation of the Nominating and Governance Committee, the Board of Directors nominated Heath B. Freeman, Timothy A. Barton, Steven B. Rossi, Dana Goldsmith Needleman and Thomas E. Zacharias, each current directors, to serve as directors on the Board. Additional information about each of these nominees can be found below. The nominees have indicated a willingness to serve as directors if elected. There are no family relationships among any director, executive officer or person nominated or chosen to be a director or executive officer known to us.

Director Nominees	Age	Independent	Current Position	Director Since
Heath B. Freeman	38	✓	Director, Chairman	2017
Timothy A. Barton	51	✓	Director	2017
Dana Goldsmith Needleman	45	✓	Director	2018
Steven B. Rossi	68	✓	Director	2017
Thomas E. Zacharias	64	✓	Director	2018

Director Nominees, Director Qualifications and Biographical Information

Board Nominees for Election as Directors at the 2018 Annual Meeting

Set forth below is a brief biographical description of each of our Director nominees. In selecting potential candidates for election to the Board of Directors the Nominating and Governance Committee considers the potential nominee’s judgment, integrity, experience, independence, understanding of the Company’s business and industry and other factors as more fully described below. The Board of Directors believes that the combinations of the various qualifications, skills and experiences would contribute to an effective, balanced and well-functioning Board of Directors.

Heath B. Freeman joined the Board on August 29, 2017. Mr. Freeman is the President and a Founding Member, of Alden Global Capital LLC, a New York-based investment firm focused on deep value, catalyst driven investing. He has been with the firm since its founding in 2007, and has been its President since 2014. Mr. Freeman currently serves as Vice Chairman of MNG Enterprises, Inc. (‘MNG”), a Company that owns media properties such as The Denver Post, San Jose Mercury News, Orange County Register and the Boston Herald. Prior to Alden Global Capital LLC, Mr. Freeman worked as an Investment Analyst at Smith Management, a private investment firm. Mr. Freeman began his career as an analyst at Peter J. Solomon Company, a boutique investment bank with a focus on Retail and Consumer, where he worked on mergers and acquisitions, restructurings and refinancing assignments. Currently, Mr. Freeman serves as Chairman of the Advisory Board for Jewish Life at Duke University’s Freeman Center. He is a graduate of Duke University. Mr. Freeman was selected as a Director nominee by Alden pursuant to the Amended and Restated Cooperation Agreement (described below) due to his deep retail, turnaround, and financial expertise.

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Timothy A. Barton was appointed to the Board on April 21, 2017. Mr. Barton founded Freightquote in 1998, and served as Chairman and CEO until the company’s sale to C.H. Robinson Worldwide in 2015. Prior to founding Freightquote, Mr. Barton was the Co-Founder and President of UWI Association Programs, which grew into Network Long Distance before being acquired by IXC Communications/Broadwing in 1998. Mr. Barton earned his B.A. in Business from the University of Kansas and an M.A. in Finance from Louisiana State University. Mr. Barton was selected as a Director nominee by Alden pursuant to the Cooperation Agreement (described below) due to his extensive management, financial and operations experience.

Dana Goldsmith Needleman was appointed to the Board of Directors on May 20, 2018. Since October 2009, Ms. Goldsmith Needleman has served as a Principal of The Cogent Group, a private real estate investment firm, where she is responsible for the origination, underwriting, financing, structuring, and closing of net lease transactions. From 1999 to 2009, Ms. Goldsmith Needleman was employed by Cardinal Capital Partners, a sale-leaseback frim, serving as Managing Director from 2003 to 2009 and Vice President from 1999 to 2002. From 1997 to 1999, Ms. Goldsmith Needleman was an associate at Corporate Realty Investment Company, a private real estate company. Ms. Goldsmith Needleman earned her B.A. from Duke University and her J.D. from Boston University School of Law. Ms. Goldsmith Needleman was selected as a Director due to her substantial retail real estate and corporate management background.

Steven B. Rossi was appointed to the Board of Directors on April 21, 2017. In February 2018, Mr. Rossi retired as the Chief Executive Officer of Digital First Media. He previously served as Digital First Media’s Chief Operating Officer. Prior to joining Digital First Media, Mr. Rossi held several successive management positions over 19 years with Knight Ridder Inc., including Chief Financial Officer, Senior Vice President of Operations and President of the Newspaper Division. Mr. Rossi holds an MBA from The Wharton School of the University of Pennsylvania and a B.A. in Economics from Ursinus College. Mr. Rossi was selected as a Director nominee by Alden pursuant to the Cooperation Agreement (described below) due to his substantial business and technology background and as well as his experience in growing successful companies.

Thomas E. Zacharias was appointed to the Board of Directors on May 20, 2018. Since 2017, Mr. Zacharias has served as the President of Zacharias & Co. LLC, a real estate investment and advisory firm. From 2002 to 2017, Mr. Zacharias was employed by W.P. Carey Inc., a global real estate investment trust, where he served in multiple capacities including Chief Operating Officer, Managing Director and Head of Asset Management. From 2000 to 2002, Mr. Zacharias served as Senior Vice President of MetroNexus North America, a Morgan Stanley real estate fund. From 1998 to 2000, Mr. Zacharias served as Principle to Lend Lease Development U.S., a real estate development company. From 1981 to 1998, Mr. Zacharias served as a Vice President of Corporate Property Investors, a real estate development company. Mr. Zacharias presently serves as a director of Nexeo Solutions, Inc., a global chemical and plastics distributor, and Payless Holdings, LLC, a footwear retailer. Mr. Zacharias received his B.A. from Princeton University and holds a MBA from the Yale School of Management. Mr. Zacharias was selected as a Director due to his extensive experience with general management, financial analysis, strategic planning, value creation, operations, acquisitions, restructurings and retail real estate.

If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by the Board of Directors, unless the Board of Directors should decide to reduce the number of Directors to be elected at the Annual Meeting. Fred’s has no reason to believe that any nominee will be unable to serve as a Director.

The Company expects its Directors to attend the Annual Meeting, however there is not a formal policy requiring attendance. All of our Director nominees who were Directors at the time of our 2017 Annual Meeting were present at such meeting.

For information concerning the number of shares of Common Stock owned by each Director, and all Directors and executive officers as a group as of May 1, 2018, see “Ownership of Common Stock by Directors, Officers and Certain Beneficial Owners.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO FRED’S BOARD OF DIRECTORS.

Cooperation Agreement with Alden Global Capital LLC and Appointment of Messrs. Freeman, Barton and Rossi to the Board

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On April 21, 2017, we entered into a cooperation agreement (the “Cooperation Agreement”) with Alden and certain of its affiliates. Pursuant to the Cooperation Agreement, our Board of Directors appointed Messrs. Barton and Rossi (the “Alden Designees”) to the Board effective April 21, 2017. Among other things, the Cooperation Agreement provides that:

●	the Board of Directors has the right to increase the size of the Board to 11 members to accommodate one additional Director approved by the Board and one additional Director designated by Alden;

●	Alden has the right to designate replacement candidates for the Alden Designees subject to certain terms and conditions;

●	during the term of the Cooperation Agreement, one Alden Designee will resign from the Board of Directors if Alden’s ownership falls below 10% of the Company’s issued and outstanding shares of Common Stock, and the other Alden Designee will resign from the Board of Directors if Alden’s ownership falls below 5% of the Company’s issued and outstanding shares of Common Stock;

●	the Board of Directors agreed to combine the Nominating Committee and Governance Committees into a new Nominating and Governance Committee, and each of the Company’s Nominating and Governance Committee and Compensation Committee will have four members, including both Alden Designees, with an Alden Designee determined by the Board of Directors chairing the Compensation Committee;

●	during the term of the Cooperation Agreement, Alden will vote all shares of Common Stock owned by Alden in accordance with the Board of Director’s recommendations with respect to each election of Directors, the ratification of the appointment of the Company’s independent registered public accounting firm, the Company’s “say-on-pay” proposal, and any other proposal to be submitted to the shareholders of the Company, with certain exceptions relating to business combination transactions and certain equity issuances by the Company;

●	during the term of the Cooperation Agreement, Alden agrees to customary standstill provisions with regards to share purchases, proxy contests and other related matters during the term of the Cooperation Agreement, with certain exceptions permitting Alden to buy back shares to restore its ownership percentage if and to the extent the Company issues equity of more than 4.5% of the Company’s issued and outstanding shares;

●	during the term of the Cooperation Agreement, Alden is permitted to participate pro rata in any equity issuances by the Company, subject to certain exceptions for equity issuance relating to compensation of up to 4.5% of the issued and outstanding shares of the Company, certain business combination transactions, and stock splits, stock dividends, reclassifications or recapitalizations of the Company, and the Company agrees that it will not issue equity with special voting or super majority voting power;

●	the Company agrees to grant Alden customary and reasonable registration rights pursuant to a registration rights agreement to be entered into promptly following the date of the Cooperation Agreement; and

●	Alden grants the Company a right of first refusal for block sales of shares of Common Stock of 5% or more.

On August 11, 2017, we entered into an Amended and Restated Cooperation Agreement (the “Amended and Restated Cooperation Agreement”) with Alden and certain of its affiliates. Among other things, the Amended and Restated Cooperation Agreement provides for the following:

●	the appointment of Mr. Freeman to the Board;

●	the Board will have the right to increase the size of the Board to 11 members to accommodate additional directors approved by the Board, and the Company will not be required to offer Alden any additional directorships if the size of the Board is expanded; and

●	either the Company or Alden may terminate the Amended and Restated Cooperation Agreement after the earlier of March 1, 2019 and the date that is 15 business days’ prior to the deadline for the submission of shareholder nominations for the Company’s 2019 annual meeting of shareholders.

For additional details regarding the terms of the Cooperation Agreement and the Amended and Restated Cooperation Agreement, including copies of such agreements, see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on April 24, 2017 and August 14, 2017.

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Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of reports of beneficial ownership of the Common Stock and written representations furnished to Fred’s by its officers, Directors and principal shareholders, Fred’s is not aware of the failure of any such reporting person to file with the SEC on a timely basis any required reports of changes in beneficial ownership during the last fiscal year except for the following instances of untimely reporting:

●	On February 24, 2017, a late Form 3 was filed for Steve Wuebker, which was due within 10 calendar days of December 5, 2016.

●	On March 3, 2017, a late Form 4 was filed for Eric Ridings relating to the forfeiture on February 28, 2017 of 196 shares of stock to cover withholding taxes.

●	On March 28, 2017, a late Form 3 was filed for Greg Froton, which was due within 10 calendar days of February 7, 2017.

●	On April 14, 2017, a late Form 3 was filed for Richard Zaccone, which was due within 10 calendar days of December 19, 2016.

●	On May 12, 2017, late Form 3’s were filed for each of Timothy A. Barton and Steven B. Rossi, which were due within 10 calendar days of April 24, 2017.

●	On August 2, 2017, a late Form 4 was filed for Jason Jenne in connection with an award of 29,718 shares on July 19, 2017.

●	On November 22, 2017, a late Form 4 was filed for Heath B. Freeman in connection with an award of 59,028 shares on September 5, 2017.

The Company is continuing to develop and implement processes, procedures and training to ensure improved compliance on an on-going basis, including compliance with the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board of Directors

During fiscal 2017, Fred’s Board of Directors held thirteen meetings, and each incumbent Director attended at least 75 percent of the total number of meetings of the Board, which were held during the portion of the year for which he or she was a Director. Additionally, each incumbent Director attended at least 75 percent of the total number of committee meetings of the committees on which he or she served, except that, due to scheduling conflicts, Mr. Barton only attended two-thirds of the meetings of the Compensation Committee during fiscal 2017. As a regular part of the Board meetings, the independent Directors meet separately without management. Mr. Freeman is Chairman of the Board of Directors. Non-employee Directors of Fred’s are paid for their services plus reasonable expenses for meeting attendance, and are granted stock options and/or restricted stock from time to time. For additional information on Director Compensation see “Director Compensation.”

The Board of Directors has determined that, except as otherwise set forth below, each of the Company’s current directors, including Timothy A. Barton, Michael T. McMillan, Dana Goldsmith Needleman, Steven B. Rossi, Heath B. Freeman and Thomas E. Zacharias, and each of the Company’s other directors who served during a portion of fiscal 2017 or 2018, including Dr. Neeli Bendapudi, Peter J. Bocian, Christopher Bodine, John R. Eisenman, Michael J. Hayes, Linda Longo-Kazanova, Mary McNabb and Thomas Tashjian, is or was (in the case of any former director) independent under applicable NASDAQ listing standards for membership on the Board. The Board of Directors has also determined, as further described below, that each of these Directors is independent under applicable SEC rules and NASDAQ listing standards for service on the various committees of the Board on which they currently or previously served. Mr. Bloom, who served as a director during fiscal 2017 and until April 24, 2018, and Mr. Jerry Shore, who served as a director during fiscal 2017, were not independent during their respective tenures as directors of the Company as a result of their separate employment by the Company as Chief Executive Officer.

The following table sets forth the current members and chairman of each Committee of the Board.

Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee
Timothy A. Barton		✓	✓
Neeli Bendapudi, Ph.D.(1)
Heath B. Freeman ♦
Dana Goldsmith Needleman	✓	✓	✓
Michael T. McMillan(1)
Steven B. Rossi	✓	☑	✓
Thomas E. Zacharias	☑	✓	☑

(1)	Director will not stand for reelection at the 2018 Annual Meeting of Shareholders.
✓	denotes Committee member
☑	denotes Committee chairman
♦	denotes Chairman of Board

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Communication with the Board of Directors

The Board of Directors has established a process for shareholders to communicate with Directors. Communications can be addressed to: Board of Directors, Fred’s Inc., c/o Corporate Secretary, 4300 New Getwell Rd., Memphis, Tennessee 38118. All communication will be reviewed by our Legal Department and appropriate communications will be forwarded to the Board of Directors on a quarterly basis, unless requested by the Board on a more frequent basis. Shareholder communications will be treated confidentially, subject to applicable laws, regulations or legal proceedings, if so marked on the envelope or in the communication.

Leadership Structure

We have separate individuals serving as Chairman of the Board and as Chief Executive Officer. We believe that the separation of these positions represents the appropriate structure for us at this time. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in the best interests of the Company and its shareholders to be free to make that determination based on the position and direction of the Company and the membership of the Board. Under our current structure, both the Chairman and the Chief Executive Officer have responsibility for our business strategy and financial performance. Our Chief Executive Officer is responsible for the strategic direction for the Company and the day to day leadership and performance of the Company, while our Chairman provides guidance to the Chief Executive Officer and presides over meetings of the full Board.

Lead Director

In the event that the Chairman of the Board is also a member of management of the Company, then (pursuant to the Company’s Corporate Governance Guidelines) the Board will elect an independent Director to serve as Lead Director. The role of the Lead Director is:

●	To consult with and act as a liaison between the Board and the Chief Executive Officer;

●	To preside over Board meetings in the absence of the Chairman;

●	To coordinate the activities of the other Non-employee Directors, including the establishment

●	of the agenda for executive sessions of the Non-employee Directors;

●	To serve as a contact for interested parties to express opinions and concerns to the Non-employee Directors.

●	The Lead Director shall be authorized to call meetings of the Non-employee Directors.

Because the Company’s Chairman is not a member of management of the Company, the Company does not have a Lead Director.

Board’s Role in Risk Management

The Board is elected by the shareholders to oversee the long-term health and overall success of the Company. In order to fulfill the Board’s responsibilities, it oversees proper operation of the business, safeguarding of assets, maintenance of appropriate financial and internal controls, and compliance with applicable laws and regulations. Inherent in carrying out these responsibilities is the Board’s oversight of the various risks that may impact the Company. The Board understands that it is impossible to eliminate all risks. Nonetheless, the Board, through its oversight of the Company, undertakes to manage and mitigate risks as appropriate. Primary responsibility for the identification, assessment and management of the various risks that we face belongs with our management team. The entire Board regularly reviews information with management on our business strategy, financial position and operations and considers associated key risks (that can include business, legal, regulatory, compliance, public policy, reputational and other risks).

In addition, the Board executes its oversight role through its Audit Committee and other committees which report regularly to the whole Board on their activities. For our Audit Committee, some areas of specific committee level focus include risk associated with financial reporting and legal matters, internal control, related party transactions and data security. The Compensation Committee reviews risks associated with our executive incentive compensation policies. Our Nominating and Governance Committee reviews risks associated with our corporate governance structure, business conduct and ethics.

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Code of Conduct

The Company has adopted a code of ethics that applies to all of its Directors, officers (including its Named Executive Officers) and employees. The Company’s code of business conduct and ethics is available on the Company’s website at www.fredsinc.com and can be found under the Corporate Governance link. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Nominating and Governance Committee

Pursuant to the terms of the Cooperation Agreement, the Board of Directors agreed to combine the Nominating Committee of the Board and the Governance Committee of the Board during fiscal 2017. Currently, the Nominating and Governance Committee consists of Timothy A. Barton, Dana Goldsmith Needleman, Thomas E. Zacharias, Chairman, and Steven B. Rossi, all of whom meet the independence requirements of NASDAQ listing standards and the independence criteria set forth in the SEC’s rules.

The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board, recommends nominees for election to the Board by the shareholders at the annual meeting, develops and recommends to the Board the Corporate Governance Guidelines, leads the Board in its annual review of Board performance, and periodically reviews the corporate governance structures and practices of the Company.

In fiscal 2017, prior to its consolidation, the Nominating Committee met once and the Governance Committee met once and, after its consolidation, the Nominating and Governance Committee met once. The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which is available on the Company’s website.

The Nominating and Governance Committee identifies candidates for nomination based upon its criteria for evaluation as described below. Additionally, the Nominating and Governance Committee may use the services of a search company in identifying nominees or evaluating nominees identified by members of the Nominating and Governance Committee and the Board. During fiscal 2017, the Company engaged Spencer Stuart, a leading executive search firm, to assist the Company identify candidates during the refreshment of the Board. Although the Nominating and Governance Committee has not determined specific minimum qualifications for its nominees, it evaluates candidates that it has identified based upon:

●	character, personal and professional ethics, integrity and values;

●	executive level business experience and acumen;

●	relevant business experience or knowledge (although preference may be shown for experience in or knowledge of the retail industry, it is not a prerequisite);

●	skills and expertise necessary to make significant contributions to the Company, its Board and its shareholders;

●	business judgment;

●	availability and willingness to serve on the Board;

●	independence requirements of NASDAQ listing standards;

●	potential conflicts of interest with the Company or its shareholders taken as a whole; and

●	accomplishments within the candidate’s own field.

The Company strives to nominate diverse candidates for service on the Board who have a variety of skills and experience. While the Company does not have a policy about diversity as it pertains solely to nominees, the Board will not discriminate on the basis of race, color, national origin, sexual orientation, religion, or disability in selecting nominees.

The Nominating and Governance Committee meets at least annually and more often as necessary to make nominations to the Board. The Nominating and Governance Committee will consider shareholder nominations to the Board sent to the Nominating and Governance Committee, c/o Corporate Secretary, Fred’s Inc., 4300 New Getwell Road, Memphis, Tennessee 38118. To be considered for nomination, a shareholder must provide the Nominating and Governance Committee the following:

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●	advance notice received no earlier than 90 or later than 60 days prior to the anniversary of the previous year’s annual meeting (provided, however, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 30 days after such anniversary date, notice by the shareholder must be received not later than the tenth day following the day on which public announcement of the date of such meeting is first made by the Company);

●	detailed disclosure regarding the nominating shareholder;

●	detailed disclosure regarding Director nominee; and

●	among other things, a director questionnaire and a written representation and agreement that such nominee is not a party to any voting commitment that has not been disclosed.

Recommendations by shareholders that are made in accordance with these procedures will be evaluated using the same standards the Nominating and Governance Committee uses for candidates it identifies. The Nominating and Governance Committee has full discretion not to include a shareholder’s candidate in its recommendation to the Board, and the committee may require additional information as it deems reasonably necessary to determine the eligibility of the Director candidate to serve as a member of the Board. If the Nominating and Governance Committee does not recommend a shareholder’s candidate to the Board, it will not make public the reason or reasons for its decisions. In addition to considering candidates suggested by shareholders, the Nominating and Governance Committee considers potential candidates recommended by current Directors, Company officers, employees and others and may engage consultants or third-party search firms in identifying and evaluating potential nominees. Before recommending any candidate, the Nominating and Governance Committee may also:

●	consider whether a candidate will significantly add to the diverse range of talents, skills and expertise of the Board;

●	conduct appropriate verifications of the background of the candidate; and

●	interview the candidate or ask the candidate for additional information.

Audit Committee

Currently, the Audit Committee consists of Thomas E. Zacharias, Chairman, Dana Goldsmith Needleman, and Steven B. Rossi. Each of the members of the Audit Committee is an independent Director as defined in the NASDAQ listing standards and meets the independence criteria set forth in the SEC’s rules. The Audit Committee met four times during the last fiscal year.

The Audit Committee is responsible for the engagement of the independent registered public accounting firm, considering the range of audit and non-audit fees, assisting the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, reviewing the Company’s system of internal controls regarding finance, accounting, legal compliance, risk, data security and ethics that management and the Board have established, and reviewing the Company’s auditing, accounting, and financial reporting processes, generally.

Audit Committee members have the requisite financial experience to serve on the Audit Committee. The management of the Company has the primary responsibility for the financial statements and reporting process. The independent registered public accounting firm is responsible for conducting and reporting on the audit of the Company’s financial statements and internal controls over financial reporting in accordance with generally accepted auditing standards. The Company’s independent registered public accounting firm is ultimately accountable to the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website. The Board of Directors has determined that Mr. Zacharias meets the SEC’s definition of audit committee financial expert.

Audit Committee Report

In the context of the role of the Audit Committee as outlined above, the Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2017 with management of the Company. BDO USA, LLP, the Company’s independent registered public auditing firm, is responsible for performing independent audits of the consolidated financial statements in accordance with generally accepted auditing standards and the effectiveness of the Company’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communications Audit Committees,” as adopted by the PCAOB, and other matters required by the Audit Committee’s charter. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP as required by PCAOB Rule 3526 and has discussed with BDO USA, LLP their independence, including consideration of whether the payment to BDO USA, LLP of audit related, tax, and permissible non-audit fees is compatible with maintaining their independence. Based upon its review and discussions with Company management and BDO USA, LLP, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements for fiscal 2017 be included in the 2017 Annual Report on Form 10-K for filing with the SEC, and that BDO USA, LLP be considered for selection as the Company’s independent registered public accounting firm for 2017.

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The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and, as such, rely without independent verification on the information provided to them and on the representations made by management and BDO USA, LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting processes or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s reviews and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the Company’s audited consolidated financial statements are presented in accordance with generally accepted accounting principles, or that BDO USA, LLP is in fact independent.

Members of the Audit Committee:
Thomas E. Zacharias, Chairman
Dana Goldsmith Needleman
Steven B. Rossi

Compensation Committee

The Compensation Committee reviews and recommends to the full Board the salaries and cash incentive compensation of executive officers and the grants of stock-based incentive compensation under Fred’s long-term incentive plan. The Compensation Committee members currently consist of Timothy A. Barton, Dana Goldsmith Needleman, Steven B. Rossi, Chairman, and Thomas E. Zacharias, all of whom meet the independence requirements of NASDAQ listing standards and the independence criteria set forth in the SEC’s rules.

The Compensation Committee met six times during the last fiscal year. The Board of Directors receives the compensation and grant recommendations of the Compensation Committee and may approve, amend or reject the recommendations. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company’s website.

Transactions with Related Persons and the Company’s Approval Policy

As of February 3, 2018, Fred’s leases three properties from Atlantic Retail Investors, LLC, which is wholly owned by Michael J. Hayes, a former Director of the Company, and members of his family. These leases were reviewed and approved by the independent Directors of the Company in May 2011 after considering an evaluation from an independent real estate broker. Mr. Hayes did not take part in that decision. The terms of the leases are consistent with the terms of the leases for Fred’s other leased properties. The total rental payments for related party leases were $378,375 for the fiscal year ended February 3, 2018.

Any future transactions which are required to be described by Item 404(a) of Regulation S-K under the Exchange Act will be reviewed and either rejected or approved by the Audit Committee and/or Board of Directors. The Company has a policy that governs transactions with related persons that require prior disclosure and approval of such transactions.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section of the Proxy Statement details the compensation plans for our executive team. In it we describe our compensation philosophy, policies and practices as they relate to our management team and, especially to our Chief Executive Officer (our Principal Executive Officer), Chief Financial Officer (our Principal Financial and Accounting Officer) and the four most highly compensated executive officers (collectively, the “Named Executive Officers” or “NEOs”). Our NEOs for fiscal 2017 were:

Name	Position
Michael K. Bloom(1)	Former Chief Executive Officer
Rick J. Hans(2)	Former EVP, Chief Financial Officer
Jason Jenne(3)	Former EVP, Chief Financial Officer
Joseph Anto	Interim Chief Executive Officer, EVP, Chief Financial Officer
Craig L. Barnes(4)	Former Chief Operating Officer – Front Store
Timothy A. Liebmann(5)	Chief Operating Officer – Pharmacy
Greg Froton	SVP, Merchandising, General Merchandise

(1)	Mr. Bloom resigned from the Company effective on April 24, 2018.

(2)	Mr. Hans’ employment with the Company ended on July 19, 2017.

(3)	Mr. Jenne’s employment with the Company ended on February 1, 2018.

(4)	Mr. Barnes’ employment with the Company ended on March 1, 2018.

(5)	Mr. Liebmann’s resigned from the Company effective on April 27, 2018.

Changes to executive compensation as well as general guidelines for other employees are considered and recommended to the full Board by the Compensation Committee.

Summary of Fiscal 2017

The following information contains references to fiscal years 2017, 2016 and 2015, which represent fiscal years ended February 3, 2018, January 28, 2017 and January 31, 2016, respectively.

A comprehensive plan has been put in place to improve performance and the Fred’s team has worked diligently to implement a number of initiatives aligned with our focus on improving profitability, increasing cash flow and reducing debt. Specifically, the Company’s focus in the near term is on driving traffic into our stores, growing basket size, improving gross margin, reducing operating costs, increasing free cash flow and reducing debt.

As part of its turnaround, the Company is rolling out a series of initiatives to improve profitability and cash flow. During fiscal 2017 and during the first quarter of fiscal 2018, the Company has undertaken multiple initiatives to:

●	Improve gross margins through greater reliance on private label merchandise;

●	Expand the rollout of beer and wine;

●	Rationalize the number of Front Store SKU’s;

●	Increase supply chain efficiencies and reduce costs;

●	Improve the efficiency of marketing, reducing absolute spending by optimizing circular distribution and leveraging digital assets;

●	Maintain a “zero-based” budgeting process to reduce unnecessary spending;

●	Rank cash flow performance of all stores to determine where investments should be made or reduced;

●	Adding lottery kiosks to stores, where permitted;

●	Launching a pharmacist outreach program to win back patients;

●	Limit capital expenditures to “break/fix;” and

●	Raise cash by monetizing non-core assets.

Our compensation program is designed to motivate and reward outstanding performance and to drive long-term value creation. We believe that when the Company performs well and achieves its operating goals, our executive officers should receive rewards that are commensurate with those of our shareholders.

For fiscal 2017, our operating and financial results did not meet our goals, and we did not achieve targeted performance under our incentive programs. As a result, none of our NEOs received any compensation under our Management Incentive Program, which is described below.

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Compensation Objectives

It is the philosophy of Fred’s that executive compensation be linked to corporate performance and increases in shareholder value. We have designed our compensation program to align our executives’ compensation with the long-term interests of our shareholders and to attract and retain talent. The following objectives have been adopted by the Compensation Committee as guidelines for compensation decisions:

●	Provide a competitive total compensation package that enables Fred’s to attract, motivate and retain a strong leadership team.

●	Reinforce a high performance culture with integrated programs tied to our short and long-term objectives.

●	Create alignment of interest between executives and shareholders focused on long-term value creation.

Role of Compensation Committee

The Compensation Committee is responsible for setting the compensation philosophy of the Company and then evaluating and monitoring adherence to its objectives. In doing so, the Compensation Committee must balance the financial requirements of the Company with the need to attract and retain high caliber individuals for key roles within the Company.

Risk Considerations

The Compensation Committee also reviews the risks and rewards of the Company’s compensation programs, which are designed to reward prudent risk-taking over both the short and long-term. The Company has adopted clawback features for its senior executives in its compensation programs and has also established share ownership guidelines for members of the Board of Directors, the Chief Executive Officer and the Chief Financial Officer. These features, along with the general design of the compensation program, are meant to ensure appropriate level of risk taking by the Company’s executives over the long-term.

The Compensation Committee believes that our incentive compensation plans appropriately tie executive compensation opportunity to corporate and individual performance, yielding awards that are tied to the annual financial and operational results of Fred’s and consistent with the returns that are generated on behalf of Fred’s shareholders. After review by the Compensation Committee and management regarding the policies and practices with respect to risk-taking incentives and risk management, the Company does not believe that potential risks arising from its compensation policies or practices are reasonably likely to have a material adverse effect on the Company.

How We Determine Executive Compensation

In setting executive compensation philosophy and practice, the Compensation Committee has from time to time engaged compensation consultants and reviewed benchmarking data of similar companies in the retail and pharmacy industries. While the Compensation Committee studies other similar companies in its industry to determine the competitiveness and appropriateness of its compensation programs, it has not identified a set peer group. The Compensation Committee recognizes the difficulty in identifying enough companies comparable to Fred’s mix of general merchandise and pharmacy sales, overall sales volume and the quantity, size and geographical location of our stores. The Compensation Committee reviews survey compensation data and consults with compensation and industry advisors, when assessing the competitiveness of the total compensation program provided to Fred’s executives compared to compensation programs provided by other companies with which Fred’s competes for talent.

In collaboration with management, the Compensation Committee has set a standardized structure for performance reviews, tailored reviews to be pertinent to the job function and defined and added structure to the review process. The Compensation Committee determines what elements and amounts are included as part of the executive compensation opportunity for our executives to balance between short- and long-term compensation. The Company’s executive compensation program is reviewed annually by the Compensation Committee and adjusted as needed.

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Role of Management

Our Chief Executive Officer meets with the Compensation Committee to review our compensation philosophy, present analyses based on the Compensation Committee’s requests and discuss the compensation recommendations the Compensation Committee makes to the Board. Our Chief Executive Officer presents management’s perspective on business objectives, discusses the effect of business results on compensation recommendations, reviews executive compensation data, discusses the other Named Executive Officers’ performance and makes recommendations as to the compensation of our Named Executive Officers. Our Chief Executive Officer attends Compensation Committee meetings from time to time, and meetings of the Board, but he does not attend those portions of Board and Compensation Committee meetings intended to be held without members of management present, including those relating to the Chief Executive Officer’s compensation.

Use of Independent Consultants

The Compensation Committee makes use of analyses provided, at its request, by external consultants in determining executive compensation. For fiscal year 2017, the Compensation Committee utilized Pay Governance LLC for these services. The Compensation Committee has reviewed the independence of Pay Governance LLC’s advisory role relative to the six consultant independence factors adopted by the SEC to guide listed companies in determining the independence of their compensation consultants, legal counsel and other advisors. Following its review, the Compensation Committee concluded that Pay Governance LLC has no conflicts of interest, and provides the Compensation Committee with objective and independent executive compensation advisory services. Pay Governance LLC provides data relevant to reviewing executive compensation, discussions of compensation practices and observations to the Committee regarding compensation programs and pay levels. As appropriate, the Compensation Committee meets with its independent consultant in executive session without management present.

Consideration of Shareholder Votes on Executive Compensation

The elements of our executive compensation program have remained substantially the same for several years. We believe our programs are effectively designed to align with the interests of our shareholders and are instrumental to achieving our business strategy.

In determining executive compensation for fiscal 2017, the Compensation Committee considered the overwhelming shareholder support that the “say-on-pay” proposal received at our 2017 Annual Meeting. As a result, the Compensation Committee continued to utilize the same elements it has used in previous years, with certain changes to encourage a mix of more long-term incentive compensation and to recruit, retain and incentivize key employees.

In accordance with the view expressed by our shareholders in an advisory vote at the 2017 Annual Meeting, our Board of Directors intend to provide for a “say on pay” vote on an annual basis and will continue to consider shareholder concerns and feedback in the future. We are holding an advisory vote on the frequency of such advisory votes on executive compensation during the 2018 Annual Meeting, and expect we will hold our next vote on the frequency of such advisory votes during the 2023 Annual Meeting.

Components of Executive Compensation

The Company and the Compensation Committee have implemented compensation programs designed to align our executives’ pay with the achievement of short- and long-term performance goals that reinforce our business strategy. The Company uses three main components in compensating its executives: base salary, annual cash and stock based incentive compensation payable under the Company’s Management Incentive Program (the “MIP”). Base salary and cash incentives are designed to reward near-term performance, whereas stock awards blend near-term performance with longer-term earnings that result in share price growth. The Company also provides to certain of its executives benefits and perquisites and, from time to time, special awards in the form of cash or stock.

Base Salary

We pay base salaries to provide a stable fixed amount of cash compensation and be competitive with standard market practice. Base salaries are determined through analysis of industry data and comparisons with similar retail and pharmacy companies. Salaries are set to recognize individual skills, competencies, experience and organizational impact within a defined job description. Base pay levels for the executive officers are competitive within a range that the Committee considers to be reasonable and necessary.

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The table below reflects the annualized base salaries of the Named Executive Officers, who are currently employed or were employed by the Company during fiscal 2017.

Name	Base Salary
Michael K. Bloom(1)	$700,000
Rick J. Hans(2)	$400,000
Jason Jenne(3)	$400,000
Joseph Anto	$500,000
Craig L. Barnes(4)	$400,000
Timothy A. Liebmann(5)	$400,000
Greg Froton	$270,000

(1)	Mr. Bloom resigned from the Company effective on April 24, 2018.

(2)	Mr. Hans’ employment with the Company ended on July 19, 2017.

(3)	Mr. Jenne’s employment with the Company ended on February 1, 2018.

(4)	Mr. Barnes’ employment with the Company ended on March 1, 2018.

(5)	Mr. Liebmann’s resigned from the Company effective on April 27, 2018.

All of our employees’ base salaries are reviewed annually. Any adjustments take into account the individual’s performance, responsibilities and experience, as well as external market practices. Salary increases for our Named Executive Officers, other than the Chief Executive Officer, are determined by the Compensation Committee in consultation with the Chief Executive Officer. The Compensation Committee, in consultation with the Chairman of the Board, reviews and discusses the Board’s evaluation of the Chief Executive Officer and then makes recommendations to the Non-employee Directors regarding increases for the Chief Executive Officer’s salary.

Management Incentive Program Compensation

Through our annual MIP, we may pay annual cash and stock incentive compensation to senior executives to reward executive performance for the year upon achievement of pre-determined Company performance goals.. The participants only earn payment under the MIP if these specific pre-established goals are achieved. Consistent with our pay for performance philosophy, the pharmacy, merchandising and store operations departments must achieve their department goal before they are eligible to receive any bonus on the individual goal component of the MIP. For all other MIP participants, including the Chief Executive Officer, in order to be eligible for any payment under the MIP, the Company must meet its threshold pre-tax income goal. The MIP is typically paid in part stock and part cash compensation, with the mix of cash and stock based on level in the organization, as shown below. Although no stock awards were earned under the 2017 MIP, such awards would have been granted pursuant to the Company’s 2017 Long-Term Incentive Plan (the “2017 LTIP”) if earned.

2017 Management Incentive Program

We did not achieve our goals under the 2017 MIP, and MIP awards were not paid to our NEOs. For 2017, fifty percent of the bonus opportunity payable under the MIP was contingent upon the Company meeting its pre-tax income corporate goal for the year, as approved by the Compensation Committee early in the year. Of the remaining fifty percent, thirty percent of the bonus opportunity was contingent on achievement of department goals consisting of meeting either department gross profit, department corporate contribution, department operating profit, or department budget, depending on the department. The remaining twenty percent was contingent upon meeting pre-determined, objective and measured individual goals.

The 2017 MIP provided that Compensation Committee retained the discretion to pay bonuses earned under the 2017 MIP in any mix of cash, stock or options as the Committee determines, in its sole discretion. If granted as equity, one-third of the grant would vest each year beginning on the first anniversary of the grant date. The following table illustrates the target MIP awards for which our team was eligible under the 2017 MIP, including the portion to be paid in cash and stock, expressed as a percentage of salary:

Title	Total %	Cash %	Stock %
CEO	155%	75%	80%
COO	100%	60%	40%
CFO	70%	42%	28%
EVP	70%	42%	28%
SVP	55%	33%	22%
VP	45%	27%	18%

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Long-Term Incentive Plan Awards

In addition to equity granted through the MIP, we provide long-term incentive compensation to certain employees, including our Named Executive Officers, to directly align the interests of these individuals with the long-term interests of our shareholders. We believe that long-term equity compensation is an important retention tool. Our long-term incentive compensation awards typically consist of leadership grants, grants to new hires and recently promoted employees and other special bonuses, which may consist of equity awards.

Leadership Grants

In 2012, the Compensation Committee first recommended that the Board of Directors provide additional restricted stock and option awards (the “Leadership Grants”) to certain executive officers in recognition of such executive’s unique contributions to the Company’s strategic initiatives to align the interests of our executives with those of our shareholders and incentivize value creation. The Company did not issue any Leadership Grants in fiscal 2017.

Grants to New Hires and Promoted Employees

In order to attract high caliber talent and offer competitive compensation packages, the Company may provide stock options and/or restricted stock to new hires. In addition, individuals who are promoted into an executive or senior executive role may be eligible to receive restricted stock and/or options as part of their compensation for their new role. New hire and promotion grants are made on a case-by-case basis and are generally effective as of the employment/promotion date. Certain positions, particularly newly hired, may be provided with a sign-on bonus or guaranteed bonus upon completion of their first year. In Fiscal 2017, only one NEO new hire, Greg Froton, received a grant. The Compensation Committee approved the award to Mr. Froton of 20,260 shares of restricted stock on February 7, 2017. The shares vest over six years with twenty percent vesting on each anniversary of the grant date.

Special Bonuses Delivered as Cash or Equity

Above and Beyond Bonuses

In 2012, the Compensation Committee first recommended that the Board of Directors provide additional cash and/or option awards (“Above and Beyond Bonuses”) to employees who individually provide exemplary service to the Company in a manner that develops or improves a Company-wide process or system or otherwise improves the Company’s overall financial performance. The Compensation Committee believes the Above and Beyond Bonuses provided a retentive benefit to the Company and encourage innovation, forward thinking and an entrepreneurial spirit, which the Compensation Committee believes will benefit the Company and its shareholders. Employees are typically given the option to elect between cash or options, and Above and Beyond Bonuses are paid, in the Compensation Committee’s discretion, at 5%, 10% and 15% of the recipient’s base salary. No Above and Beyond Bonus were awarded in fiscal 2017.

Rite Aid Transaction-Related Bonuses

On December 19, 2016, Fred’s and its wholly-owned subsidiary, AFAE, LLC (“Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Rite Aid Corporation (“Rite Aid”) and Walgreens Boots Alliance, Inc. (“Walgreens”), pursuant to which Buyer agreed to purchase 865 stores, certain intellectual property and other tangible assets (collectively, the “Assets”) and to assume certain liabilities for a cash purchase price of $950 million (the “Rite Aid Transaction”). Pursuant to Section 8.01(g) of the Asset Purchase Agreement, each of Buyer, Walgreens or Rite Aid was permitted to terminate the Asset Purchase Agreement upon the termination of that certain Agreement and Plan of Merger, dated as of October 27, 2015, among Walgreens, Rite Aid and the other parties thereto (as amended, the “Merger Agreement”). On June 29, 2017, the Merger Agreement was terminated and, accordingly, the Asset Purchase Agreement was also terminated, effective immediately. In connection with the termination of the Asset Purchase Agreement, the Company received a termination fee payment of $25 million on June 30, 2017 from Walgreens.

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As previously disclosed, on April 5, 2017 and prior to the termination of the Asset Purchase Agreement, the Compensation Committee developed a special bonus program and granted awards to certain senior executives, including certain of our Named Executive Officers, in recognition of such executives’ efforts to date in connection with the Rite Aid Transaction and to incentivize performance that would lead to the successful completion of such transaction. This special bonus consisted of cash, shares of restricted stock and options. The shares of restricted stock and options vest twenty-five percent per year beginning on the first anniversary of the grant. Fifty percent of the shares of restricted stock and options were granted on April 5, 2017 at which time the cash award was paid. The executives were not eligible to earn the remaining fifty percent of the restricted stock and options because of the termination of the Rite Aid Transaction. These cash and equity-based special bonuses granted to certain our Named Executive Officers and other executive officers are further described in the table below:

		Shares and Options Granted on April 5, 2017(1)
Name	Cash Award(2) ($)	Shares	Options	Aggregate Value of Shares and Options Granted ($)	Aggregate Value of Shares and Options Not Issued due to Termination of the Rite Aid Transaction ($)
Michael K. Bloom(3)	525,000	11,155	38,781	280,000	280,000
Rick J. Hans(4)	168,000	2,231	7,756	56,000	56,000
Jason Jenne(5)	107,250	1,424	4,952	35,750	35,750
Craig L. Barnes(6)	240,000	3,187	11,080	80,000	80,000
Timothy A. Liebmann(7)	240,000	3,187	11,080	80,000	80,000

(1)	Closing trading price on grant date: $12.55.

(2)	Paid to Named Executive Officer on April 5, 2017.

(3)	Mr. Bloom resigned from the Company effective on April 24, 2018.

(4)	Mr. Hans’ employment with the Company ended on July 19, 2017.

(5)	Mr. Jenne’s employment with the Company ended on February 1, 2018.

(6)	Mr. Barnes’ employment with the Company ended on March 1, 2018.

(7)	Mr. Liebmann’s resigned from the Company effective on April 27, 2018.

Benefits and Perquisites

The Company provides its full-time employees, including the Named Executive Officers with health insurance coverage, life insurance and an opportunity to participate in the Fred’s 401(k) plan. The Fred’s 401(k) plan historically included matching contributions by the Company but presently, the Company does not make matching contributions. Additionally, the Company maintains an Employee Stock Purchase Plan, which provides participating employees a discount when purchasing shares of the Company’s stock. Currently, the Employee Stock Purchase Plan has been suspended. In addition, perquisites or other personal benefits are provided to some executive officers. These are more fully described as part of the Summary of Executive Compensation Table. During fiscal 2017, Mr. Bloom, as Chief Executive Officer, was permitted to use the plane owned by the Company at such time for personal use, but did not use the plane in such capacity. The Company’s plane was sold during the third quarter of 2017.

Executive Employment Agreements

Management Compensation Agreement with Michael K. Bloom

The Company and Michael K. Bloom were parties to a management compensation agreement, dated as of January 12, 2015, as amended on August 30, 2016 and April 10, 2017 (as amended, the “Management Compensation Agreement”). Effective on April 24, 2018, the Management Compensation Agreement was terminated.

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Base Salary, Term and Renewal. The Management Compensation Agreement provided for a base salary of $700,000, a term of three years and renewed automatically for additional 30-month terms, unless either party provided notice of non-renewal to the other party at least 180 days prior to the end of the then-current term.

Bonus. Mr. Bloom was eligible to participate in the Company’s annual cash incentive bonus at 75% - 150% of his annual base salary. Eligibility to receive the cash incentive was based upon the achievement of pre-established performance goals determined by the Board of Directors. The Management Compensation Agreement also provided for a minimum cash incentive bonus for fiscal 2015 - 2017 of 50% of Mr. Bloom’s annual base salary, provided the Company achieves certain minimum performance goals.

Equity Incentives. Mr. Bloom was eligible to receive an annual stock incentive under Company’s stock incentive program in the following amounts: fiscal 2015, $400,000; fiscal 2016, $450,000; and fiscal 2017, $600,000. Thereafter, the incentive amount was equal to 80% of Mr. Bloom’s annual base salary. The amount was payable half in restricted stock of the Company and half in stock options. Eligibility to receive the stock incentive was based upon the achievement of pre-established performance goals determined by the Board of Directors. Mr. Bloom was eligible to receive an additional amount equal to $400,000 in fiscal 2017 and 50% of the annual base salary thereafter, payable in stock options upon the Company achieving 125% of the mutually agreed upon pre-determined performance goals.

Termination. The Management Compensation Agreement permitted Mr. Bloom to terminate the agreement for good reason or disability with at least 30 days prior notice, and it permitted the Company to terminate the agreement without cause upon at least 30 days prior notice or at any time with cause. The Management Compensation Agreement would also terminate upon Mr. Bloom’s death.

In the event Mr. Bloom was terminated without cause or Mr. Bloom terminated for good reason, Mr. Bloom would receive his base pay as of the date of termination for a period of 36 months as well as 36 months of benefits coverage and car allowance, and Mr. Bloom’s unvested shares of restricted stock and options would vest immediately. In addition, if Company’s current healthcare provider will not permit Mr. Bloom to continue coverage under the Company’s healthcare plan, the Company would purchase equivalent coverage from another provider.

In the event Mr. Bloom was terminated without cause within 18 months after a change in control, Mr. Bloom would have been entitled to receive the same severance and benefits as if Mr. Bloom had been terminated without cause or if Mr. Bloom had terminated for good reason.

As used in the Management Compensation Agreement, the term “change in control” means (i) any person or entity becoming the beneficial owner of shares of the Company’s stock representing 35% or more of the combined voting power of the then outstanding shares that may be voted for the election of Directors; (ii) as a result of any cash tender or exchange offer, merger or other business combination, sale of assets, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding shares of the Company entitled to vote in the election of Directors, is held in the aggregate by holders of the Company’s shares entitled to vote generally in the election of Directors immediately prior to such transactions; and (iii) during any period of two consecutive years, a majority of the Board of Directors cease to serve on the board of Directors for any reason, unless the election of such new Directors was approved by a vote of at least two-thirds of the Directors in office at the beginning of such two year period.

Restrictive Covenants. The Management Compensation Agreement provided that Mr. Bloom was subject to non-competition and non-solicitation provisions during the term of his employment, and for one year after termination, as well as to a perpetual covenant not to use or disclose confidential information or make disparaging statements about the Company.

Employment Agreements with Rick J. Hans, Jason Jenne, Craig L. Barnes, Timothy A. Liebmann and Greg Froton

On April 3, 2017, the Company entered into an employment agreement with Greg Froton and on April 10, 2017, the Company entered into substantially similar employment agreements (together with Mr. Froton’s employment agreement, the “NEO Employment Agreements”) with each of Rick J. Hans, Jason Jenne, Craig L. Barnes, and Timothy A. Liebmann.

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Term and Renewal. The NEO Employment Agreements became effective on April 10, 2017 and continue for a term of two years. The NEO Employment Agreements renew automatically for additional two-year terms unless either the Company or the executive provides notice of non-renewal at least 180 days prior to the end of the then-current term.

Base Salary, Equity Incentives. Pursuant to the terms of the NEO Employment Agreements, each executive will receive his or her current base salary and will be eligible to participate in the Company’s management incentive program and in all employee benefit plans and programs made available to the Company’s employees. The NEO Employment Agreements provided for the following base salary and management incentive compensation amounts:

Name	Base Salary ($)	MIP Opportunity As a Percentage of Base Salary
Rick J. Hans(1)	400,000	70% to 140%
Jason Jenne(2)	400,000	70% to 140%
Craig L. Barnes(3)	400,000	100% to 200%
Timothy A. Liebmann(4)	400,000	100% to 200%
Greg Froton	270,000	55% to 110%
(1)	Mr. Hans’ employment with the Company ended on July 19, 2017.

(2)	Mr. Jenne’s employment with the Company ended on February 1, 2018.

(3)	Mr. Barnes’ employment with the Company ended on March 1, 2018.

(4)	Mr. Liebmann’s resigned from the Company effective on April 27, 2018.

Each executive will also be entitled to receive vacation, expense reimbursements and relocation expenses, to the extent required.

Termination. The NEO Employment Agreements permit each executive to terminate the NEO Employment Agreement for any reason or no reason upon at least 180 days prior notice, and permit the Company to terminate the Employment Agreement without cause upon at least 30 days prior notice or at any time with cause. Each NEO Employment Agreement will also terminate upon the executive’s death or disability.

In the event an executive is terminated without cause within 180 days after a change in control, the executive will be entitled to receive a severance payment equal to his or her base pay for 24 months, medical and dental insurance coverage for 24 months, and such executive’s unvested shares of restricted stock and options will vest immediately. In the event an executive is terminated within 180 days after a change in control and during the 24 month period following such termination the executive becomes employed by another employer, the Company will only be obligated to pay the executive the difference between the amount provided by the NEO Employment Agreement and any lesser amount received by the executive from his or her new employer. If the executive receives a greater salary than the payment provided by the NEO Employment Agreement, the Company will no longer be required to make such payments.

As used in the NEO Employment Agreements, the term “change in control” means (i) any person or entity becoming the beneficial owner of shares of the Company’s stock representing 35% or more of the combined voting power of the then outstanding shares that may be voted for the election of Directors; (ii) as a result of any cash tender or exchange offer, merger or other business combination, sale of assets, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding shares of the Company entitled to vote in the election of Directors, is held in the aggregate by holders of the Company’s shares entitled to vote generally in the election of Directors immediately prior to such transactions; and (iii) during any period of two consecutive years, a majority of the Board of Directors cease to serve on the board of Directors for any reason, unless the election of such new Directors was approved by a vote of at least two-thirds of the Directors in office at the beginning of such two year period.

In the event an executive is terminated by the Company without cause, the executive will be entitled to receive a severance payment equal to his or her base pay for 24 months, 24 months of COBRA coverage, and vesting of such executive’s unvested stock and options.

In the event the executive is terminated due to the executive’s death or disability, the executive (or the executive’s estate) will be entitled to receive an amount equal to 24 months of the executive’s base pay.

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In the event the executive is terminated by the Company for cause, or the executive terminates his or her NEO Employment Agreement for any reason, the executive will be entitled to receive his or her base pay for the period ending on the effective date of termination, any unreimbursed expenses and payment of any employee benefit due but unpaid as of the date of termination, including all unused paid-time off.

Restrictive Covenants. Each of the NEO Employment Agreements provides that the executive is subject to non-competition and non-solicitation provisions during the term of his or her employment, and for one year after termination, as well as to a perpetual covenant not to use or disclose confidential information or make disparaging statements about the Company. Each NEO Employment Agreement includes a customary acknowledgement that any intellectual property developed by the executive in connection with his or her employment is the property of the Company.

Director Compensation

All Non-employee Directors except for the Chairman will receive an annual cash retainer of $75,000 per year and $125,000 of restricted stock, and the Chairman will receive $340,000 of restricted stock. Additionally, the Chairman of the Audit Committee will receive $25,000, the Chairman of the Compensation Committee will receive $20,000, the Chairman of the Nominating and Governance Committee will receive $15,000 and, to the extent a lead director is named, such individual would receive an additional $25,000 retainer. In addition, Non-employee Directors will be provided a $10,000 retainer for each committee on which such Non-employee Director serves and a $2,000 per day fee for attending special trips/meetings at the request of management.

Other Important Compensation Information

Clawback Policy

Beginning with the 2013 MIP, the Board of Directors adopted a clawback policy for any incentive compensation under the MIP. It provides that in the event of an accounting restatement due to material noncompliance of the Company with financial reporting requirements under the U.S. federal securities laws as a result of intentional misconduct, the Board of Directors has the right to recover, from any of its current or former named executive officers who received a cash bonus during the twelve-month period preceding the date on which the Company is required to prepare an accounting restatement, the difference between the amount of any cash bonus paid to the executive officer with respect to the period(s) that such restatement was required, and the amount of the bonus such executive officer would have received had the amount of the bonus been calculated based on the restated financial statements.

Insider Trading Policy

All executive officers are subject to Fred’s insider trading policy, which prohibits the use or sharing of confidential information for trading in the stock of the Company. In addition, all persons subject to Section 16(a) of the Exchange Act, which includes all Named Executive Officers, may not engage in any transaction involving Fred’s stock (including a purchase or sale, gift, contribution to a trust, stock option grant or exercise, restricted stock grant, stock grant under a deferred compensation plan, intra-plan transfer involving a Fred’s stock fund, Rule 10(b)5-1 plan transaction, pledge or hedge, or any other transfer) without first obtaining pre-clearance of the transaction from the Chief Financial Officer.

Share Ownership Guidelines

The Board of Directors encourages Board members and senior executives to have ownership in the Company. Stock ownership aligns the interests of senior executives with the interests of shareholders and promotes a long-term focus toward management of the Company. In 2013, the Board of Directors adopted the following share ownership guidelines to encourage ownership. For purposes of these guidelines, shares of unrestricted stock, restricted stock and vested incentive or non-qualified stock options with a fair market value above the grant exercise price shall qualify as Common Stock.

Chief Executive Officer and Chief Financial Officer

The Chief Executive Officer is expected to acquire and hold during his or her tenure shares of the Company’s Common Stock equal in value to at least three times his or her base salary, and the Chief Financial Officer is expected to acquire and hold during his or her tenure shares of the Company’s Common Stock equal to at least two times his or her base salary. The Chief Executive Officer and Chief Financial Officer shall have five years from the effective date of implementation of the policy or their initial appointment to the position to meet the target stock ownership guideline, and they are expected to continuously own (i.e., retain) sufficient shares to meet the guideline once attained.

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Non-Employee Directors

Non-employee Directors are expected to acquire and hold during their tenure as a Board member of the Company shares of the Company’s Common Stock equal in value to at least four times the annual retainer for Non-employee Directors. Non-employee Directors shall have five years from the effective date of implementation of the policy or their initial election to the Board to meet the target stock ownership guideline, and they are expected to continuously own (i.e., retain) sufficient shares to meet the guideline once attained.

Long-Term Incentive Plans

All equity incentive awards granted prior to the 2017 Annual Meeting were made pursuant to the Company’s 2012 Long-Term Incentive Plan (the “2012 LTIP”), or a predecessor plan. The 2017 LTIP was approved by shareholders at the 2017 Annual Meeting. In connection with such approval, all shares remaining available for issuance under the 2012 LTIP were terminated and added to pool of shares available under the 2017 LTIP. The Compensation Committee has discretion to award stock options, stock appreciation rights, performance units or restricted stock pursuant to the 2017 LTIP; however, the equity awards previously granted under the 2012 LTIP will remain in place until such awards terminate or expire under their specific terms. The Compensation Committee may not adjust or amend the exercise price of stock options or stock appreciation rights. Shares will be available for award until July 15, 2027, unless the 2017 LTIP is terminated sooner.

The 2017 LTIP includes a number of specific terms and limitations that the Compensation Committee believes reflect our pay for performance philosophy and are consistent with the long-term interests of our shareholders. These features include:

●	No Single Trigger Change in Control Provision. The 2017 LTIP does not include single trigger change in control vesting acceleration of time-based awards.

●	No Liberal Share Recycling. Shares withheld for tax withholding, net exercise or exercise payment are not added back.

●	No Dividends Paid on Unearned Awards. The 2017 LTIP provides that dividends accrue and are paid to the grant recipients as the underlying award vests.

●	No Stock Option Repricing. The 2017 LTIP includes an express prohibition on repricing of stock options, including stock appreciation rights (SARs).

●	No Discounted Awards. The 2017 LTIP requires the exercise price of incentive stock options and SARs to be not less than the fair market value of our Common Stock on the date of grant.

●	No “Evergreen” Provision. The 2017 LTIP provides for a limited number of shares for grant and does not provide for any annual increase of available shares for future issuance.

●	Nontransferable Awards. The 2017 LTIP explicitly prohibits the transfer of equity awards other than to an employee’s immediate family for no consideration.

●	Ten-Year Plan Term. The 2017 LTIP prohibits the making of awards after July 26, 2022, and limits the exercise term of stock options and stock appreciation rights to ten years from the grant date.

●	Independent Committee Administration. The 2017 LTIP is administered by our Compensation Committee, which is comprised solely of independent, non-employee Directors.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has at any time during the past year been one of our officers or employees. Furthermore, no member of the Compensation Committee has any relationship requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company served during the past year as a Director or a member of a compensation committee of any entity that had an executive officer serving as a Director of the Company or a member of the Compensation Committee.

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Compliance with Internal Revenue Code 162(m)

Section 162(m) of the Code limits publicly held companies to an annual deduction for federal income tax purposes of $1.0 million for compensation paid to each of its chief executive officer, chief financial officer and the next three most highly compensated executive officers whose compensation is required to be disclosed in the company’s annual proxy statement (referred to as “Covered Employees”). Historically, there has been an exception to this $1.0 million limitation for performance-based compensation that meets certain requirements, and the chief financial officer has been excluded from the definition of a Covered Employee. Effective January 1, 2018, under the recently enacted Tax Cuts and Jobs Act, the exception for performance-based compensation has been eliminated, and compensation paid to the chief financial officer is now subject to the $1.0 million deduction limitation. The amendments to Section 162(m) include a grandfather clause applicable to compensation paid pursuant to a written binding contract in effect on November 2, 2017 that is not materially modified after such date.

No formal policy has been adopted with respect to minimizing the risk that compensation paid to its executive officers will exceed the deduction limit. Although the Compensation Committee uses the requirements of Section 162(m) as a guideline, deductibility is not the sole factor it considers in assessing the appropriate levels and types of executive compensation and it will elect to forgo deductibility when it believes it is in our and our shareholders’ best interest.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:
Steven B. Rossi, Chairman
Timothy A. Barton
Dana Goldsmith Needleman
Thomas E. Zacharias

Summary Compensation Table

The following Summary Compensation Table sets forth the compensation earned by or paid to our former Chief Executive Officer, those individuals who served as our Chief Financial Officer during fiscal 2017, and our three other Named Executive Officers during the fiscal years indicated.

Name & Principle Position	Year	Salary $	Bonus $ (1)	Stock Awards $ (2)	Option Awards $ (2)	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $	All Other Compensation $ (3)	Total ($)
Michael K. Bloom (4)	2017	713,462	882,000	140,000	140,000			31,917 (5)	1,907,379
Former Chief Executive Officer	2016	609,615	352,500	500,011				32,545	1,494,672
	2015	500,000	250,000					31,762	781,762
Rick J. Hans (6)	2017	230,769	168,000	28,000	28,000			178,797(7)	633,566
Former Chief Financial Officer	2016	302,884		216,630	289,009			7,424	815,947
	2015
Jason A. Jenne (8)	2017	370,269	107,250	217,870	17,880			2,421	715,690
Former Chief Financial Officer	2016	103,654							103,654
	2015
Joseph Anto	2017		100,000	308,000					408,000
Chief Financial Officer	2016
	2015
Craig L. Barnes (9)	2017	407,692	240,000	40,000	40,000			3,357	731,050
Former Chief Operating Officer - Front Store	2016	356,294		37,313	294,980			4,131	692,718
	2015	296,154		119,872	56,573			83,802	556,401
Timothy A. Liebmann (10)	2017	404,808	240,000	40,000	40,000			3,763	728,571
Former Chief Operating Officer - Pharmacy	2016	202,885	29,696	202,561	283,567			14,741	733,450
	2015
Greg Froton	2017	264,808		296,200				10,296(11)	571,304
Senior Vice President - Merchandising	2016
	2015

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(1)	Represents contractual and other bonuses approved by the Compensation Committee for Mr. Bloom, discretionary bonuses Messrs. Barnes, Jenne, and Hans, discretionary and signing bonuses for Mr. Liebmann and a signing bonus for Mr. Anto.

(2)	The amounts in the columns captioned “Stock Awards” and “Option Awards” reflect the aggregate grant date fair value of the awards according to accounting for share-based payments. For a description of the assumptions used by the Company to value these awards, please see Note 9 - Equity Incentive Plans to our consolidated financial statements included in our Annual Report filed with the Commission on May 4, 2018.

(3)	The amounts reported include matching contributions on the Fred’s, Inc. 401(k) plan, dividends on restricted stock awards that have not yet vested, perquisites (including personal use of company cars), reimbursement of moving/relocation expenses and reimbursement for healthcare costs for certain Named Executive Officers.

(4)	Mr. Bloom resigned from the Company effective on April 24, 2018.

(5)	Amount includes $13,577 of dividends accrued for unvested restricted stock, a car allowance of $12,230 and $6,110 for healthcare reimbursement costs.

(6)	Mr. Hans’ employment with the Company ended on July 19, 2017.

(7)	Amount includes $176,923 of severance paid during fiscal 2017 and $1,874 of dividends accrued for unvested restricted stock.

(8)	Mr. Jenne’s employment with the Company ended on February 1, 2018.

(9)	Mr. Barnes’ employment with the Company ended on March 1, 2018.

(10)	Mr. Liebmann’s resigned from the Company effective on April 27, 2018.

(11)	Amount consists of reimbursement of moving/relocation expenses.

Grants of Plan-Based Awards

There were no grants of non-equity incentive plan-based awards made by the Company to any of its Named Executive Officers during fiscal 2017 other than certain signing and discretionary bonuses identified in the summary compensation table. The following table presents information with respect to the grants of plan-based equity incentive awards made by the Company to each of its Named Executive Officers during fiscal 2017.

Name	Grant Date	Award Type	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Michael K. Bloom	4/5/2017	Stock Options		38,781	$12.55	$140,000
	4/5/2017	Restricted Stock	11,155			$140,000
Rick Hans	4/5/2017	Stock Options		7,756	$12.55	$28,000
	4/5/2017	Restricted Stock	2,231			$28,000
Jason A. Jenne	4/5/2017	Stock Options		4,952	$12.55	$17,880
	4/5/2017	Restricted Stock	1,424			$17,870
	7/19/2017	Restricted Stock	29,718			$200,000
Joseph Anto	2/2/2018	Restricted Stock	100,000			$308,000
Craig L. Barnes	4/5/2017	Stock Options		11,080	$12.55	$40,000
	4/5/2017	Restricted Stock	3,187			$40,000
Timothy A. Liebmann	4/5/2017	Stock Options		11,080	$12.55	$40,000
	4/5/2017	Restricted Stock	3,187			$40,000
Greg Froton	2/7/2017	Restricted Stock	20,260			$296,200

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Outstanding Equity Awards at 2017 Fiscal Year-End

The following table reflects stock option and restricted stock awards granted to the Named Executive Officers under the Company’s 2002 LTIP, 2012 LTIP and 2017 LTIP that were outstanding as of the end of fiscal 2017.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael K. Bloom (18)		38,781	38,781	12.55	4/5/2024	(1)
									11,155	(1)	34,357
									31,408	(2)	96,737
									14,802	(3)	45,590
Jason A. Jenne									29,718	(4)	200,002
		4,952	4,952	12.55	4/5/2024	(1)
									1,424	(1)	4,386
	10,161	40,647	40,647	11.00	9/17/2023	(5)
									10,002	(5)	110,022
Joseph Anto									100,000	(6)	308,000
Craig L. Barnes		11,080	11,080	12.55	4/5/2024	(1)
									3,187	(1)	9,816
									2,500	(7)	7,700
									4,800	(8)	14,784
									2,500	(9)	7,700
									5,000	(10)	15,400
	5,000	20,000	20,000	9.99	11/30/2023	(11)
	7,400	29,600	29,600	11.94	8/30/2023	(7)
	5,000	20,000	20,000	14.68	5/31/2023	(12)
	2,950	8,850	8,850	18.73	3/23/2022	(8)
	2,100	1,400	1,400	16.42	7/21/2021	(13)
	6,900	4,600	4,600	14.74	12/1/2021	(14)
Timothy A. Liebmann (19)		11,080	11,080	12.55	4/5/2024	(1)
									3,187	(1)	9,816
	8,716	34,864	34,864	14.29	8/15/2023	(15)
									11,340	(15)	34,927
	5,600	22,400	22,400	15.24	6/6/2023	(16)
Greg Froton									20,260	(17)	296,201

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(1)	Award granted April 5, 2017 and vests 25% per year on the anniversary of the grant date.

(2)	Award granted August 30, 2016 and vests 25% per year on the anniversary of the grant date.

(3)	Award granted January 12, 2015 and vests 25% per year on the anniversary of the grant date.

(4)	Award granted July 19, 2017 and vests ratably over three years starting on the second anniversary of the grant date.

(5)	Award granted September 17, 2016 and vests 20% per year on the anniversary of the grant date.

(6)	Award granted February 2, 2018 and vests 50% on the first anniversary of the grant date and 25% on the second and third anniversary of the grant date.

(7)	Award granted August 30, 2016 and vests 20% per year on the anniversary of the grant date.

(8)	Award granted March 23, 2015 and vests 25% per year starting on the second anniversary of the grant date.

(9)	Performance / service based award granted on December 1, 2014. One third will vest upon the Company achieving an operating profit margin of 3.35% or better. Once a 3.35% operating profit margin is achieved, another one third will vest upon the Company achieving an operating profit margin of 3.85% or better. Once the Company has achieved the aforementioned operating profit margin levels, the remaining one third will vest upon the Company achieving an operating profit margin of 4.35% or better. To date, none of the performance criteria have been achieved. If the performance measurements are not met, the shares will vest on the tenth anniversary of the grant date.

(10)	Performance / service based award granted on July 21, 2014. One third will vest upon the Company achieving an operating profit margin of 3.35% or better. Once a 3.35% operating profit margin is achieved, another one third will vest upon the Company achieving an operating profit margin of 3.85% or better. Once the Company has achieved the aforementioned operating profit margin levels, the remaining one third will vest upon the Company achieving an operating profit margin of 4.35% or better. To date, none of the performance criteria have been achieved. If the performance measurements are not met, the shares will vest on the tenth anniversary of the grant date.

(11)	Award granted November 30, 2016 and vests 20% per year on the anniversary of the grant date.

(12)	Award granted May 31, 2016 and vests 20% per year on the anniversary of the grant date.

(13)	Award granted July 21, 2014 and vests 20% per year on the anniversary of the grant date.

(14)	Award granted December 1, 2014 and vests 20% per year on the anniversary of the grant date.

(15)	Award granted August 15, 2016 and vests 20% per year on the anniversary of the grant date.

(16)	Award granted June 6, 2016 and vests 20% per year on the anniversary of the grant date.

(17)	Award granted February 7, 2017 and vests 20% per year on the anniversary of the grant date.

(18)	Pursuant to Mr. Bloom’s separation agreement, all equity awards will vest on April 24, 2018. Mr. Bloom’s separation agreement is described more fully in the Company’s Current Report on Form 8-K filed with the SEC on April 30, 2018.

(19)	Pursuant to Mr. Liebmann’s separation agreement, all equity awards will vest on April 27, 2018. Mr. Liebmann’s separation agreement is described more fully in the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2018.

Option Exercises and Stock Vested

The following table reflects the value of options exercises and restricted stock vesting events during the fiscal year ended February 3, 2018 involving any of our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Michael K. Bloom			25,271	124,112
Rick Hans			16,731	101,055
Jason A. Jenne			2,500	16,750
Craig L. Barnes			3,392	33,553
Timothy A. Liebmann			2,835	17,379

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(1)	Reflects the value of restricted shares vested based upon the market price on the vesting date.

Director Compensation

There are four primary components of compensation to our Non-employee Directors: a cash retainer, committee chair fee, committee member fee and restricted stock. Members of Company management who also serve as members of the Board of Directors are not eligible for compensation for their services in their capacity as a Director. The following table sets forth the types and amounts of compensation paid to those Directors who served on the Board during any portion of fiscal 2017.

Name	Fees earned or Paid in Cash $	Stock Awards $ (1)	Option Awards $	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $	Total
Heath B. Freeman		$340,000			$340,000
Michael T. McMillan (2)	$101,516	$125,000			$226,516
Mary McNabb♦	$91,516	$125,000			$216,516
Peter J. Bocian♦	$86,290	$125,000			$211,290
Steven B. Rossi	$80,208	$125,000			$205,208
Linda Longo-Kazanova♦	$77,292	$125,000			$202,292
Timothy Barton	$72,708	$125,000			$197,708
Thomas H. Tashjian♦	$82,083				$82,083
Christopher Bodine♦	$38,306				$38,306
Jack Eisenmann♦	$37,141				$37,141
Steven Fitzpatrick♦	$37,141				$37,141
Jerry Shore♦	$30,141				$30,141
Michael Hayes♦	$25,141				$25,141

(1)	Reflects the full grant date fair value of restricted stock awards to Non-employee Directors.

(2)	Director will not stand for reelection at the 2018 Annual Meeting of Shareholders.

♦	Former director.

Potential Payments Upon Termination or Change in Control

Except for Mr. Anto, each of our Named Executive Officers had written employment agreements with the Company during all or a part of Fiscal 2017. These employment agreements, including the specific circumstances that would trigger termination or change in control-related payments, are described above. The following table reflects the compensation that each Named Executive Officer identified below would receive pursuant to his employment agreement upon the occurrence of certain separation events, calculated as if the separation event occurred on the last day of fiscal 2017.

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Name	Change in Control ($)	Involuntary (Not for Cause) Termination by Company ($)	Death or Disability ($)
Michael K. Bloom(1)
Salary	$2,100,000	$2,100,000
Bonus	350,000	350,000
Stock Options	-	-
Restricted Stock	176,684	176,684	176,684
Auto Allowance	36,000	36,000
Health Benefits	48,111	48,111
Totals	$2,710,796	$2,710,796	$176,684
Rick Hans (2)
Salary		$800,000
Bonus
Stock Options		$-
Restricted Stock		$-
Auto Allowance
Health Benefits		46,389
Totals		$846,388.64	$-
Jason A. Jenne (3)
Salary	$800,000	$800,000	$800,000
Bonus
Stock Options	-	-
Restricted Stock	314,410	314,410
Auto Allowance
Health Benefits	46,389	46,389
Totals	1,160,799	$1,160,798.70	$800,000
Craig L. Barnes (4)
Salary	$800,000	$800,000	$800,000
Bonus
Stock Options	-	-
Restricted Stock	55,400	55,400
Auto Allowance
Health Benefits	46,389	46,389
Totals	901,789	$901,788.60	$800,000
Timothy A. Liebmann(5)
Salary	$800,000	$800,000	$800,000
Bonus
Stock Options	-	-
Restricted Stock	44,743	44,743
Auto Allowance
Health Benefits	46,389	46,389
Totals	$891,132	$891,132	$800,000
Greg Froton
Salary	$540,000	$540,000
Bonus
Stock Options	-	-
Restricted Stock	296,201	296,201
Auto Allowance
Health Benefits	15,431	15,431
Totals	$851,632	$851,632	$-

27

(1)	Mr. Bloom resigned from the Company effective on April 24, 2018.

(2)	Mr. Hans’ employment with the Company ended on July 19, 2017. In accordance with Instruction 4 to Item 402(j) of Regulation S-K, disclosure is only provided with respect to the circumstances of Mr. Hans’ termination.

(3)	Mr. Jenne’s employment with the Company ended on February 1, 2018.

(4)	Mr. Barnes’ employment with the Company ended on March 1, 2018.

(5)	Mr. Liebmann’s resigned from the Company effective on April 27, 2018.

CEO PAY RATIO DISCLOSURE

Under the rules adopted pursuant to the Dodd-Frank Act of 2010, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to our median employee as compared to the total compensation paid to our Chief Executive Officer. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and was derived using the following methodologies:

Measurement Date

We identified the median employee using our employee population on December 31, 2017.

Consistently Applied Compensation Measure (CACM)

Under the relevant rules, we were required to identify the median employee by use of a “consistently applied compensation measure,” or CACM. We chose the 2017 Federal Form W-2’s as a CACM that includes base pay, vacation, over-time, bonus and dividends. Data was annualized for employees working a partial year. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis.

Methodology and Pay Ratio

After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table.

Our median employee compensation as calculated using Summary Compensation Table requirements was $13,946. Our Chief Executive Officer’s compensation as reported in the Summary Compensation Table for fiscal 2017 was $1,907,379. Based on this information, for fiscal 2017, the ratio of the annual total compensation of our Chief Executive Officer, to the median of the annual total compensation of all employees was 137:1.

PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP audited the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ended February 3, 2018. BDO USA, LLP is an independent registered public accounting firm. The Board of Directors is asking the shareholders to ratify the appointment of BDO USA, LLP as such independent registered public accounting firm for the fiscal year ending February 2, 2019. Although not required by law, NASDAQ listing standards, or the Company’s bylaws, the Board of Directors is submitting the selection of BDO USA, LLP to the shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders, including economic considerations.

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The Board of Directors will offer a resolution at the Annual Meeting to ratify this selection. BDO USA, LLP, which has acted as independent registered public accounting firm of Fred’s since July 30, 2004, is expected to be represented at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

Fees Paid to Independent Registered Public Accounting Firms

The following table sets forth certain fees billed and to be billed to us by BDO USA, LLP in fiscal 2016 and fiscal 2017 in connection with various services provided to us throughout those fiscal years:

Service	2016 ($)	2017 ($)
Audit Fees (1)	877,430	597,735
Audit-Related Fees (2)	39,722	167,281
Tax Fees (3)	--	--
All Other Fees	--	--
(1)	Audit fees include fees and expenses associated with the annual audit of consolidated financial statements, reviews of quarterly financial statements, and Sarbanes-Oxley Section 404 attestation services.

(2)	Audit related fees include audits of employee benefit plans, statutory audits of a subsidiary, and consultation on accounting and reporting matters.

(3)	Tax fees represent billings for professional services for tax planning, structuring and compliance (including federal, state, and local).

The Audit Committee has the responsibility to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Where feasible, the Audit Committee considers and, when appropriate, pre-approves such services at regularly scheduled meetings after being informed by management as to the nature of the services to be performed and projected fees. The Audit Committee also has authorized its Chairman to consider and, when appropriate, pre-approve audit and non-audit services in situations where pre-approval is necessary prior to the next regularly scheduled meeting of the Audit Committee. Company management and the Chairman must report to the Audit Committee at its next meeting with respect to all services pre-approved by him since the last Audit Committee meeting.

In fiscal 2017, all audit and permissible non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee.

Proposal 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its Named Executive Officers as described in the “Compensation Discussion and Analysis” section and the “Executive Compensation” section. In accordance with the view expressed by our shareholders in an advisory vote at the 2011 Annual Meeting of Shareholders, our Board of Directors currently intends to provide for an advisory vote on compensation on an annual basis.

As we describe in more detail under the heading “Compensation Discussion and Analysis”, we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our executives for the achievement of short-term and long-term operational, financial and individual goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our executive officers’ total compensation is comprised of a mix of base salary, annual cash incentive awards and stock awards geared towards long-term equity for retention and shareholder alignment. At our 2017 Annual Meeting, more than 89% of the shares represented in person or by proxy voted in support of the Company’s executive compensation program.

Highlights of our executive compensation program include:

29

●	All of our incentive plans are performance based; therefore a large portion of the total potential realizable compensation is tied to Company performance and measurable goals.

●	Equity awards that have been granted vest over multiple years which are intended to encourage long-term retention and ownership.

●	Equity awards incentivize management to manage and grow the value of the business over the long-term, serving to align the financial interests of our executive officers with those of our shareholders.

●	Our Compensation Committee considers performance, organizational impact, skills and experience aligned to our business strategy when reviewing and determining salary levels of each Named Executive Officer. Base pay levels are competitive within a range that the Compensation Committee considers reasonable and necessary.

We believe that our executive compensation program is well designed, appropriately aligns the compensation of our executive officers with our performance objectives and our company strategy and incentivizes strong individual performance. In deciding how to vote on this proposal, we encourage you to read the entire “Compensation Discussion and Analysis” section of this proxy statement for a detailed discussion and analysis of our executive compensation program.

Accordingly, we ask our shareholders to vote on the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related tables and disclosure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

Proposal 4 - APPROVAL OF THE COMPANY’S AMENDED AND RESTATED RIGHTS AGREEMENT DESIGNED TO PROTECT THE SUBSTANTIAL TAX BENEFITS OF FRED’S NET OPERATING LOSS CARRYFORWARDS.

This proposal asks our shareholders to approve the Company’s Amended and Restated Rights Agreement (the “Amended Rights Plan”), which was adopted by the Board of Directors on September 18, 2017.

The Amended Rights Plan is designed to protect the Company’s valuable net operating loss carryforwards (“NOLs”) from the effect of limitations under Section 382 of the Internal Revenue Code (the “Code”), which could result in significant restrictions on the value of the NOLs. The Board of Directors has determined that the Amended Rights Plan is warranted and in the best interests of our shareholders due to the substantial size of net operating loss carryovers and other tax benefits of the Company and its subsidiaries (collectively, the “Tax Benefits”). The Board of Directors unanimously recommends that shareholders vote “FOR” this proposal based on the following reasons:

●	The Company had substantial NOLs of approximately $158 million as of February 3, 2018;

●	These NOLs are valuable tax assets that can be used to offset future taxable income and reduce federal income taxes, especially in light of the enactment of the Tax Cuts and Jobs Act on December 22, 2017, which may serve to extend the time that the Company can utilize NOLs generated after February 3, 2018;

●	The Code imposes limitations on the use of NOLs in the event of an “ownership change,” which occurs when more than 50% of a company’s stock ownership changes over a rolling three-year period;

●	After an ownership change, the amount of prior NOLs that may be used in subsequent years to offset future taxable income and reduce federal income taxes is limited;

●	The Company and its shareholders benefit from the Amended Rights Plan because it creates a disincentive to an investor to trigger the Amended Rights Plan; and

●	The Amended Rights Plan is intended to protect stockholder value by attempting to preserve the Company’s current ability to use the Tax Benefits to offset future taxable income and future income tax liability, and not as an anti-takeover measure.

If the Company experiences an “ownership change,” as defined in Section 382 of the Code, its ability to fully utilize the Tax Benefits on an annual basis will be substantially limited, and the timing of the usage of the Tax Benefits and such other benefits could be substantially delayed, which could significantly impair their value to the Company. The Amended Rights Plan is intended to deter any person or group acquiring “beneficial ownership” of 4.9% or more of the outstanding shares of Company’s common stock, so as to limit the chance of an ownership change, and is not meant to be utilized as an anti-takeover measure.

30

Background

On June 27, 2017, the Board of Directors of the Company declared a dividend of one right (a “Right”) for each of the Company’s issued and outstanding shares of common stock. The dividend was paid to the shareholders of record at the close of business on July 7, 2017 (the “Record Date”). Each Right entitled the holder, subject to the terms of the Rights Agreement dated as of June 27, 2017 (the “Original Rights Plan”) between the Company and American Stock & Trust Company, LLC, as Rights Agent, to purchase from the Company one one-thousandth of a share of the Company’s Series C Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $60.00 (the “Exercise Price”), subject to certain adjustments. On September 18, 2017, the Company amended and restated the Original Rights Plan with the Amended Rights Plan to (i) decrease the Exercise Price, (ii) change the circumstances under which the Right may be exercised and (iii) extend the expiration of the Rights, in each case, as more fully described below.

An ownership change under Section 382 generally occurs when a change in the aggregate percentage ownership of the stock of a corporation held by “five percent shareholders” (as defined in the Code) increases by more than fifty percentage points over a rolling three-year period. A corporation experiencing an ownership change generally is subject to an annual limitation on its use of pre-change losses and certain post-change recognized built-in losses equal to the value of the stock of the corporation immediately before the “ownership change,” multiplied by the long-term tax-exempt rate (subject to certain adjustments). An ownership change could occur, or the risk of an ownership change could be increased, if the Company issues additional shares of its common stock, including the issuance of shares in connection with an acquisition or business combination. If, as a result, an ownership change under Section 382 occurred, the value of the Company’s Tax Benefits could be substantially impaired, and our ability to use these Tax Benefits could be adversely affected.

In general terms, the Amended Rights Plan discourages (1) any person or group from becoming a beneficial owner of 4.9% or more of the Company’s then outstanding common stock and (2) any existing stockholder owning more than 4.9% of the Company’s then outstanding stock from acquiring additional shares of the Company’s common stock. There is no guarantee, however, that the Amended Rights Plan will prevent the Company from experiencing an ownership change

Reasons for the Proposal

The Rights, which are not exercisable until the Distribution Date (as defined below), will expire at the earliest to occur of (w) the close of business on September 18, 2020; (x) the time at which the Rights are redeemed pursuant to the Amended Rights Plan; (y) the time at which the Rights are exchanged pursuant to the Amended Rights Plan; and (z) the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board prior to any person becoming an Acquiring Person (as defined below). At the time the Amended Rights Plan was adopted the Board of Directors made the decision to submit the Amended Rights Plan to the shareholders for approval at the 2018 annual meeting of shareholders.

THE FAILURE TO OBTAIN SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL RESULT IN EXPIRATION OF THE RIGHTS IMMEDIATELY UPON THE FINAL ADJOURNMENT OF THE 2018 ANNUAL MEETING, AND THE POTENTIAL FOR SUBSTANTIAL IMPAIRMENT OF THE TAX BENEFITS WHICH COULD NEGATIVELY IMPACT THE COMPANY, AND, CONSEQUENTLY, ITS SHAREHOLDERS.

Description of the Amended Rights Plan

The following description of the Amended Rights Plan is qualified in its entirety by reference to the text of the Amended Rights Plan, which is attached to this proxy statement as Appendix A. Please read the Amended Rights Plan in its entirety as the discussion below is only a summary (the “Summary of Rights”).

Pursuant to the Amended Rights Plan, the Exercise Price shall be $35.00. Until the earlier to occur of (i) the close of business on the 10th business day after a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the outstanding shares of Common Stock and (ii) the close of business on the 10th business day after the commencement by any person of, or of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which would result in such Person becoming the beneficial owner of 4.9% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book entry shares) together with this Summary of Rights. Any existing shareholder or group that beneficially owns 4.9% or more of the Common Stock will be grandfathered at its current ownership level, but the Rights will become exercisable if at any time after the announcement of the Amended Rights Plan such shareholder or group increases its ownership of the Common Stock by one share or more.

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The Amended Rights Plan provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration or redemption of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Amended Rights Plan by reference, and notice of such legend will be furnished to holders of book entry shares. Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) the close of business on September 18, 2020 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 of the Amended Rights Plan; (iii) the time at which the Rights are exchanged pursuant to Section 24 of the Amended Rights Plan; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) of the Amended Rights Plan at which time the Rights are terminated; (v) the close of business on the first day that the Board of Directors of the Company determines that this agreement is no longer necessary or desirable for the preservation of the Company’s NOLs, (vi) immediately following the final adjournment of the 2018 Annual Meeting of the shareholders of the Company following the execution and delivery of the Amended Rights Plan if shareholder approval of this Agreement has not been received prior to such time.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (i) $1,000.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

32

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Amended Rights Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Amended Rights Plan in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any person who is or becomes an Acquiring Person or affiliates and associates of an Acquiring Person and certain transferees thereof).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a shareholder of the Company, including the right to vote or to receive dividends.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED RIGHTS AGREEMENT DESIGNED TO PROTECT THE SUBSTANTIAL TAX BENEFITS OF FRED’S NET OPERATING LOSS CARRYFORWARDS.

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OTHER BUSINESS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy are authorized by you to act, and will act, in respect thereof in accordance with recommendations of management and their best judgment.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be included in the proxy statement and presented at the 2019 Annual Meeting must be received by the Company no later than February 14, 2019 and the proposals must meet certain eligibility requirements of the SEC. Proposals may be mailed to Fred’s, Inc., to the attention of the Corporate Secretary, 4300 New Getwell Road, Memphis, Tennessee 38118.

SOLICITATION OF PROXIES AND COST THEREOF

The cost of solicitation of the proxies will be borne by the Company. In addition to solicitation of the proxies by use of mail systems, employees of the Company, without extra remuneration, may solicit proxies personally or by telecommunications. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC WITHOUT CHARGE (EXCEPT FOR EXHIBITS), BY WRITING TO: FRED’S, INC., ATTN: CORPORATE SECRETARY, 4300 NEW GETWELL ROAD, MEMPHIS, TENNESSEE 38118.

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APPENDIX A

EXECUTION VERSION

AMENDED & RESTATED
RIGHTS AGREEMENT

dated as of September 18, 2017

by and between

Fred’s, Inc.,

as the Company

and

American Stock Transfer & Trust Company, LLC,

as Rights Agent

- i -

SECTION 31.	Benefits of this Agreement	43
SECTION 32.	Severability	43
SECTION 33.	Governing Law	44
SECTION 34.	Counterparts	44
SECTION 35.	Descriptive Headings; Interpretation	44
SECTION 36.	Force Majeure	44

Exhibit A	Summary of Rights	A-1
Exhibit B	Rights Certificate	B-1

- ii -

AMENDED & RESTATED RIGHTS AGREEMENT

AMENDED & RESTATED RIGHTS AGREEMENT, dated as of September 18, 2017, (this “Agreement”), by and between Fred’s, Inc., a Tennessee corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent previously entered into the Rights Agreement, dated as of June 27, 2017 (the “Original Rights Agreement”);

WHEREAS, in connection with the Original Rights Agreement, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock of the Company outstanding at the Close of Business on the Record Date, each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock, upon the terms and subject to the conditions set forth in the Original Rights Agreement, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock of the Company, effective on the Record Date, that was to remain outstanding until the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights may be issued with respect to shares of Common Stock that will become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use its net operating losses and certain other tax attributes (collectively, “NOLs”) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views its NOLs as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its shareholders, and the Company believes that it is in the best interests of the Company and its shareholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree to amend and restate the Original Agreement in its entirety to read as follows:

Section 1.	Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a)          “Acquiring Person” shall mean any Person which, together with all of its Related Persons, is the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding, but shall exclude (i) the Exempt Persons and (ii) any Grandfathered Persons.

Notwithstanding anything in Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i)       as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 4.9% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding;

(ii)       if (A) the Board determines that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person”; or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii)      solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees; or

(iv)      by means of share purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 4.9% or more of the shares of Common Stock then outstanding

Notwithstanding the definition of “Acquiring Person” under this Agreement, the Board may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.9% (by value) of the stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

(b)          “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c)          “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(d)          “Agreement” shall have the meaning set forth in the Preamble hereof.

(e)          “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(f)          A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities (i) such Person owns directly, indirectly or constructively (as determined for purposes of Section 382 of the Code, or any successor provision or replacement provision), including any deemed ownership for purposes of Section 382 of the Code, (ii) such Person possesses (through any contract, arrangement, understanding, relationship, or otherwise (whether or not in writing)) the right to receive or power to direct the dividends from, or proceeds from the sale thereof, or (iii) of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act. Notwithstanding the foregoing, a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” securities if such Person would be deemed constructively to own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(g)          “Board” shall have the meaning set forth in the Preamble hereof.

(h)          “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(i)           “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(j)           “Charter” shall mean the Charter of the Company as in effect on the date hereof, as the same may hereafter be amended or restated.

(k)          “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(l)           “Closing Price” shall mean in respect of any security for any day shall mean the last sale price, regular way, reported at or prior to 4:00 P.M. New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or prior to 4:00 P.M. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or the NYSE or, if the security is not listed or admitted to trading on NASDAQ or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 P.M. New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board.

(m)         “Code” shall mean the Internal Revenue Code of 1986, as amended.

(n)          “Common Stock” shall mean (i) when used with reference to the Company, the Class A Common Stock, no par value per share, of the Company; and (ii) when used with reference to any Person other than the Company, the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(o)          “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)          “Company” shall have the meaning set forth in the Preamble hereof.

(q)          “Current Market Price” of any security on any date shall mean the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the “Current Market Price” of such security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of the requisite 30 Trading Day period after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, in each such case, the “Current Market Price” shall be appropriately adjusted, as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes, to take into account ex-dividend trading. If on any such date no market maker is making a market in such security or such security is not publicly held or not listed or traded, the “Current Market Price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

Except as provided in this paragraph, the “Current Market Price” of the Preferred Stock shall be determined in accordance with the method set forth above. If the Preferred Stock is not publicly traded, the “Current Market Price” of the Preferred Stock shall be conclusively deemed to be the Current Market Price of the Common Stock of the Company as determined pursuant to the paragraph above (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “Current Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(r)          “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(s)          “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by the Board prior to such time any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than any Exempt Person) of, or of the first public announcement of the intention of any Person (other than any Exempt Person) to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock.

(t)           “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(u)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(v)          “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(w)         “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(x)          “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(y)          “Exempt Person” shall mean (i) the Company or any of its Subsidiaries; (ii) any officers, directors and employees or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity); (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company; and (iv) any other Person with Beneficial Ownership of 4.9% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) to the extent the Board has granted such Person an exemption pursuant to Section 25, and subject to any limitations or conditions imposed under such exemption; provided, however, that any Person deemed to be an “Exempt Person” pursuant to this Section 1(y)(iv) will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership upon the availability to the Company of its NOLs; provided further that if the Board determines that a Person is an Exempt Person under Section 1(y), then the Board, in its sole discretion, may also add any stock acquired by such Person on or after the first public announcement of the adoption of this Agreement with stock Beneficially Owned prior to the first public announcement of the adoption of this Agreement in determining the Exempt Ownership Percentage with respect to such Person.

(z)          “Exemption Request” shall have the meaning set forth in Section 25 hereof.

(aa)        “Exercise Price” shall have the meaning set forth in Section 4(a) hereof.

(bb)        “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(cc)        “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(dd)        “Flip-In Event” shall mean any event described in Section 11(a)(ii) hereof.

(ee)        “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ff)         “Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(gg)        “Grandfathered Person” shall mean any Person which, together with all of its Related Persons, is, as of the date of this Agreement, the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock of the Company then outstanding; or (ii) such Person increases its Beneficial Ownership of shares of Common Stock of the Company to an amount equal to or greater than 4.9% of the issued and outstanding shares of Common Stock of the Company.

(hh)        “NOLs” shall have the meaning set forth in the Preamble hereof.

(ii)          “NYSE” shall mean the New York Stock Exchange.

(jj)          “Original Rights Agreement” shall have the meaning set forth in the Preamble hereof.

(kk)        “Original Rights Summary” shall have the meaning set forth in Section 3(a) hereof.

(ll)          “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust, syndicate or other entity (including, but not limited to, a group of persons making a “coordinated acquisition” of Common Stock or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations), and shall include any successor (by merger or otherwise) of such entity.

(mm)      “Preferred Stock” shall mean the Series C Junior Participating Preferred Stock, no par value per share, of the Company.

(nn)        “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(oo)        “Record Date” shall mean the Close of Business on July 7, 2017.

(pp)        “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(qq)        “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(rr)         “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ss)         “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person.

(tt)          “Requesting Person” shall have the meaning set forth in Section 25 hereof.

(uu)        “Rights” shall have the meaning set forth in the Preamble hereof.

(vv)        “Rights Agent” shall have the meaning set forth in the Preamble hereof.

(ww)      “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(xx)        “Securities Act” shall mean the Securities Act of 1933, as amended.

(yy)        “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(zz)        “Stock Acquisition Date” shall mean the first date of public announcement (including the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that a Person has become an Acquiring Person, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

(aaa)      “Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person; or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(bbb)      “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ccc)      “Summary of Rights” shall have the meaning set forth in Section 3(a) hereof.

(ddd)      “Trading Day” shall mean, in respect to any security, (i) if such security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business; and (ii) if such security is not so listed or admitted, a Business Day.

(eee)      “Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

(fff)        “Trust” shall have the meaning set forth in Section 24(d) hereof.

(ggg)      “Trust Agreement” shall have the meaning set forth in Section 24(d) hereof.

Section 2.	Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company and in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines, and the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3.	Rights Certificates.

(a)          The Company previously sent a copy of a Summary of Rights to Purchase Preferred Stock, in the form of Exhibit B to the Original Rights Agreement (the “Original Summary”), to each record holder of Common Stock as of the Close of Business on the Record Date. The Original Summary is hereby amended and restated in its entirety as set forth on Exhibit A hereto (the “Summary of Rights”). With respect to certificates representing shares of Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such shares of Common Stock registered in the names of the holders thereof together with the Summary of Rights, and not by separate Rights Certificates. With respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificates or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(b)          Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the date hereof but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the date hereof shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in an Amended & Restated Rights Agreement between Fred’s, Inc., a Tennessee corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) dated as of September 18, 2017, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Related Person thereof) may become null and void and will no longer be transferable.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be cancelled and retired so that the Company is not entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c)          Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

(d)          As soon as practicable after the Distribution Date, the Company will prepare and execute, and upon the written request of the Company, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Related Person of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

Section 4.	Form of Rights Certificate.

(a)          The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any applicable rule or regulation of any stock exchange upon which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such price, the “Exercise Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment as provided herein (including Sections 11(a)(ii) and 13(a) hereof).

(b)          Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes an Acquiring Person; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom such Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement, or understanding regarding the transferred Rights, shares of Common Stock, or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof (and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the direction of the Board a legend substantially in the following form:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Amended & Restated Rights Agreement dated as of September 18, 2017 by and between Fred’s, Inc. and American Stock Transfer & Trust Company, LLC (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5.	Countersignature and Registration.

(a)          The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Secretary, Treasurer, any Vice-President, any Assistant Secretary or any other officer of the Company, shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile or other customary shall mean of electronic transmission (e.g., “pdf”). Rights Certificates bearing the manual or facsimile signatures of the individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or shall be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile or other customary shall mean of electronic transmission (e.g., “pdf”) of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b)          Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(d) hereof, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

Section 6.	Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)          Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the books and records of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Person thereof as the Company or the Rights Agent requests, whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)          If a Rights Certificate is mutilated, lost, stolen or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent requests, and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

(c)          Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Right Certificates, to the extent permitted by applicable law.

Section 7.	Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)          Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on September 18, 2020 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 hereof (the “Redemption Date”); (iii) the time at which the Rights are exchanged pursuant to Section 24 hereof (the “Exchange Date”); (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) at which time the Rights are terminated; (v) the close of business on the first day that the Board of Directors of the Company determines that this agreement is no longer necessary or desirable for the preservation of the Company’s NOLs, (vi) immediately following the final adjournment of the first annual meeting of the shareholders of the Company following the date hereof if shareholder approval of this Agreement has not been received prior to such time (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(b)          Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock. The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $35.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and payable in lawful money of the United States in accordance with paragraph (c) of this Section 7.

(c)          Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge, then the Rights Agent shall, subject to Section 18(j) hereof, promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company shall direct its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary to comply with all such requests; (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) if necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other assets pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d)          In the event a registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, such holder, registered in such name or names as designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e)          Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use commercially reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Related Persons or transferees hereunder.

(f)          Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 by such registered holder unless such registered holder has (i) properly completed and duly executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company reasonably requests.

Section 8.	Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.	Reservation and Availability of Capital Stock.

(a)          The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), a number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, shall be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)          As long as the shares of Preferred Stock (and following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)          If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use its commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, such registration statement; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, (with prompt written notice thereof to the Rights Agent), for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded (with prompt written notice to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension has not been rescinded). In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or an effective registration statement is required and shall not have been declared effective or has been suspended.

(d)          The Company shall take such action as may be necessary to ensure that each one one-thousandth of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Exercise Price), duly and validly authorized and issued, fully paid and non-assessable.

(e)          The Company shall pay when due and payable any and all documentary, stamp or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.	Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall be for all purposes the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to the securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.	Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights.

The Exercise Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)         (i) In the event the Company at any time after the date hereof (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock; (B) subdivides the outstanding Preferred Stock; (C) combines the outstanding Preferred Stock into a smaller number of shares; or (D) issues any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), then the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time becomes entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)       Subject to Section 23 and Section 24 hereof, in the event that any Person (other than any Exempt Person), alone or together with its Related Persons, becomes an Acquiring Person (the first occurrence of such event, the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e) hereof) thereafter has the right to receive, upon exercise thereof and payment of an amount equal to the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, a number of shares of Common Stock of the Company equal to the result obtained by (A) multiplying the then current Exercise Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of a Flip-In Event, whether or not such Right was then exercisable; and (B) dividing that product (which, following such first occurrence, shall be referred to as the Exercise Price for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 50% of the Current Market Price of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”). The Company shall provide the Rights Agent with written notice of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, unless and until it has received such notice.

(iii)      In the event that the number of shares of Common Stock authorized by the Charter, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing clause (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price; (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including shares, or units of shares, of Preferred Stock which the Board has determined to have the same value as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”); (4) debt securities of the Company; (5) other assets; or (6) any combination of the foregoing, in each case having an aggregate value equal to the Current Value, as determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Flip-In Event; and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of a Flip-In Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Flip-In Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (aa) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights; and (bb) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek an authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price of the Common Stock on the Flip-In Trigger Date and the value of any Common Stock Equivalents shall have the same value as the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)          In case the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price of the Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock or Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary will not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c)          In case the Company fixes a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be the Current Market Price of the Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)          Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(d), no adjustment required by this Section 11 may be made after the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(e)          If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, the number of such other shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (f), (g), (h), (i), (j) and (k) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)          All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)          Unless the Company has exercised its election pursuant to Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, a number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h)          The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become a number of Rights (calculated to the nearest one one-thousandth of a Right) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company shall, as promptly as practicable, at the option of the Company, either (A) cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or (B) cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders become entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i)           Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(j)           In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(k)          Notwithstanding anything in this Section 11 to the contrary, prior to the Distribution Date, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, to the extent that the Board determines that any (i) consolidation or subdivision of the Preferred Stock; (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price; (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock is taxable to such holders or reduces the taxes payable by such holders.

(l)           The Company may not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof); (ii) merge with or into any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof); or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(m) hereof), if (A) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; or (B) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(l) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(m)         After the earlier of the Distribution Date and the Stock Acquisition Date and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company may not, except as permitted by Section 23, Section 24, and Section 28 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n)          Notwithstanding anything in this Agreement to the contrary, in the event that the Company, at any time after the date hereof and prior to the Distribution Date, (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides any outstanding shares of Common Stock; (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then the number of Rights associated with each share of Common Stock then outstanding or issued or delivered thereafter but prior to the Distribution Date shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) hereof and this Section 11(n), the adjustments provided for in this Section 11(n) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

Section 12.	Certificate of Adjusted Exercise Price or Number of Shares.

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment; (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate; and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 27 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

Section 13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)          Subject to Section 23 hereof, at any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x) the Company consolidates with, or merges with and into, any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof), and the Company is not the continuing or surviving entity of such consolidation or merger;

(y) any Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof) consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(z) the Company sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons (other than the Company or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(m) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries, taken as a whole;

(any such event described in (x), (y), or (z), a “Flip-Over Event”), then, in each such case, proper provision shall be made so that:

(i)          each holder of a Right, except as provided in Section 7(e) hereof, upon the expiration of the Redemption Period, will have the right to receive, upon the exercise of the Right at the then current Exercise Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, a number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party, free of any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, equal to the result obtained by:

(A)       multiplying such then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if a Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right would be exercisable hereunder but for the first occurrence of such Flip-In Event by the Exercise Price that would be in effect hereunder but for such first occurrence), and

(B)       dividing that product (which, following the first occurrence of a Flip-Over Event, shall be the Exercise Price for each Right and for all purposes of this Agreement) by 50% of the then Current Market Price of the shares of Common Stock of such Principal Party on the date of consummation of such Flip-Over Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii)         such Principal Party shall be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii)      the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Flip-Over Event;

(iv)      such Principal Party will take such steps (including the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v)       the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Flip-Over Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b)          “Principal Party” shall mean

(i)        in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price; and (B) if no securities or other equity interests are so issued, (1) the Person that is the other constituent party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person, the Common Stock of which has the highest aggregate Current Market Price or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

(ii)       in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” will refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” will refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above will apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)          The Company may not consummate any Flip-Over Event unless the Principal Party has a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Flip-Over Event, the Principal Party, at its own expense, shall:

(i)        if the Principal Party is required to file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement; (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date; and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “blue sky” laws as soon as practicable following the execution of such agreement;

(ii)       deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii)      use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;

(iv)      use its best efforts, if such Common Stock of the Principal Party is listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on NASDAQ, the NYSE or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on NASDAQ, the NYSE or a national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(v)       obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)          In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction has a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in each such case, the Company may not consummate any such transaction unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e)          The provisions of this Section 13 shall apply similarly to successive mergers or consolidations or sales or other transfers. In the event that a Flip-Over Event occurs after the occurrence of a Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

(f)          Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

Section 14.	Fractional Rights; Fractional Shares; Waiver.

(a)          The Company is not required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the Persons to which such fractional Rights would otherwise be issuable an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right is the Closing Price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable.

(b)          The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock is one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c)          Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, Common Stock Equivalents or other securities upon the exercise of a Right, the Company will not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock is the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d)          The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)          Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15.	Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person (including the Company) subject to this Agreement.

Section 16.	Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock also constitute certificates for Rights) and each Right is transferable only in connection with the transfer of the Common Stock;

(b)          after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c)          subject to Section 6(a) and Section 7(e) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d)          notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent has any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.	Rights Certificate Holder Not Deemed a Shareholder.

No holder, as such, of any Rights Certificate is entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights, or otherwise, until the Right evidenced by such Rights Certificate have been exercised in accordance with the provisions hereof.

Section 18.	Duties of Rights Agent.

The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Date, Common stock, by their acceptance thereof, shall be bound:

(a)       The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent will have no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with such advice or opinion.

(b)       Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it, in the absence of bad faith, under the provisions of this Agreement in reliance upon such certificate.

(c)       The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith, or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)          The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are deemed to have been made by the Company only.

(e)          The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor will it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor will it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment in the terms of the Rights including to any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12 hereof, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Common Stock, the Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)           The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instruction shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it by it, in the absence of bad faith, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in the absence of bad faith in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h)          The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)           The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j)           No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)          If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 19.	Concerning the Rights Agent.

(a)       The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable and documented expenses, counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, demand, judgment, fine, penalty, claim, settlement, cost or expense (including the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent pursuant to this Agreement or in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

(b)       The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Book Entry for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 18 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c)       Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company in accordance with Section 27 hereof of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder except to the extent that such failure actually prejudices the Company. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim, and provided that the Rights Agent does not have defenses that are adverse to or different from any defenses of the Company. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld.

(d)       The provisions of this Section 19 and Section 21 below shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided in each case that such claims are not based on the gross negligence, bad faith or willful misconduct of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

Section 20.	Merger or Consolidation or Change of Name of Rights Agent.

(a)          Any Person into which the Rights Agent or any successor Rights Agent is merged or with which the Rights Agent or any successor Rights Agent is consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)          In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21.	Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 days’ notice in writing mailed to the Company. The Company may remove the Rights Agent or any successor Rights Agent upon at least 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (such holder shall, with such notice, submit its Rights Certificate for inspection by the Company), then the incumbent Rights Agent or any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which at the time of its appointment as Rights Agent has, or with its parent has, a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.	Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Exercise Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate may be issued if, and to the extent that, the Company has been advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate may be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.	Redemption.

(a)          The Board may, within its sole discretion, at any time before any Person becomes an Acquiring Person (the “Redemption Period”) cause the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights will not be exercisable after the first occurrence of a Flip-In Event or Flip-Over Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board may establish, in its sole discretion. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock based on the Current Market Price or any other form of consideration deemed appropriate by the Board.

(b)          Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such redemptions have occurred); and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price shall be made. Neither the Company nor any of its Related Persons may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Charter prior to the Distribution Date.

Section 24.	Exchange.

(a)          The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of a Flip-Over Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a).

(b)          Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights shall be to receive a number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such exchange has occurred); and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights that shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)          The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock, as such term is defined in Section 11(b)) such that the Current Market Price of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the Current Market Price of one share of Common Stock as of the date of such exchange.

(d)          Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all shareholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be).

Section 25.	Process to Seek Exemption.

Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.9% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 25, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under Section 1(y)(iv) for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.9% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person (together with its Affiliates and Associates, and any person which could be aggregated with such Requesting Person as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations) proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof but first may request further information from such Requesting Person (e.g., information with respect to such Person or its proposed acquisition of Common Stock) in which case such determination shall be made as promptly as practicable (and, in any event, within five (5) Business Days) after receipt of the written response to such request; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as determined by the Board in its sole discretion. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board's determination with respect thereto.

Section 26.	Notice of Certain Events.

(a)          In case the Company proposes, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(m) hereof) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(m) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is earlier; provided, however, that no such action shall be taken pursuant to this Section 26(a) that will or would conflict with any provision of the Charter; provided, further, that no such notice is required pursuant to this Section 26 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)          In case any Flip-In Event occurs, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof; and (ii) all references in paragraph (a) of this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c)          In case any Flip-Over Event occurs, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 27.	Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

If to the Company, at its address at:

Fred’s, Inc.

4300 New Getwell Road

Memphis, TN 38118

Attention: Michael K. Bloom

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036-6745

Attention: David J. D'Urso, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing with the Rights Agent) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, NY 11219

Attention: Relationship Management

With a copy to (which copy shall not constitute notice):

American Stock Transfer & Trust Company, LLC

48 Wall Street, 22nd Floor

New York, NY 10005

Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed, to such holder at the address of such holder as shown on the registry books of the Company.

Section 28.	Supplements and Amendments.

Except as otherwise provided in this Section 28, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including in order to (a) cure any ambiguity; (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein; (c) shorten or lengthen any time period hereunder; (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after any Person becomes an Acquiring Person, this Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 28. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Sections 18, 19, 20, 21, or this Section 28 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall provide within three Business Days of the adoption of an amendment to the Agreement written notification of such amendment to the Rights Agent.

Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 29.	Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30.	Determinations and Actions by the Board.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or Section 382 of the Code and the Treasury Regulations promulgated thereunder, as appropriate. Except as otherwise specifically provided herein, the Board has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights in accordance with Section 23 hereof, to exchange or not exchange the rights in accordance with Section 24 hereof, to amend or not amend this Agreement in accordance with Section 28 hereof). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall be (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights.

Section 31.	Benefits of this Agreement.

Nothing in this Agreement may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; rather, this Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 32.	Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board.

Section 33.	Governing Law.

This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Tennessee and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 34.	Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of Agreement by facsimile or other customary shall mean of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

Section 35.	Descriptive Headings; Interpretation.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” For purposes of this Agreement, whenever a specific provision of the Code or a specific Treasury Regulation is referenced, such reference shall also apply to any successor or replacement provision or Treasury Regulation, as applicable. The Original Agreement is hereby amended and restated in its entirety by this Agreement and the Original Agreement shall no longer have any force or effect.

Section 36.	Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties with information, labor dispute, accident or failure or malfunction of any utilities, communication or computer (software or hardware) services or similar occurrence).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

Fred’s, Inc.,
as Company

By:	/s/ Michael Bloom
Name:	Michael Bloom
Title:	Chief Executive Officer

Signature Page To
Amended & Restated Rights Agreement

Exhibit A

SUMMARY OF RIGHTS
TO PURCHASE SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

Amendment of Rights Agreement

On June 27, 2017, the Board of Directors (the “Board”) of Fred’s, Inc., a Tennessee corporation (the “Company”), declared a dividend of one right (a “Right”) for each of the Company’s issued and outstanding shares of Class A Common Stock, no par value per share (“Common Stock”). The dividend was paid to the shareholders of record at the close of business on July 7, 2017 (the “Record Date”). Each Right entitled the holder, subject to the terms of the Rights Agreement dated as of June 27, 2017 (the “Original Rights Agreement”) between the Company and American Stock & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company one one-thousandth of a share of the Company’s Series C Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $60.00 (the “Exercise Price”), subject to certain adjustments.

On September 18, 2017, the Company amended and restated the Original Rights Agreement (the “Amended Rights Agreement”) to (i) decrease the Exercise Price to $35.00, (ii) change the circumstances under which the Right may be exercised and (iii) extend the expiration of the Rights, in each case, as more fully described below. The purpose of the Amended Rights Agreement is to protect shareholder value by preserving the Company’s ability to use its net operating losses and certain other tax assets (“Tax Benefits”) to offset potential future taxable income and reduce federal income tax liability. The Company’s ability to use its Tax Benefits would be substantially limited if it experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Amended Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s outstanding Common Stock.

The Company expects to submit the Amended Rights Agreement to the Company’s shareholders for approval at the Company’s next annual meeting of shareholders.

Description of Amended Rights Agreement

Until the earlier to occur of (i) the close of business on the 10th business day after a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the outstanding shares of Common Stock and (ii) the close of business on the 10th business day after the commencement by any person of, or of the first public announcement of the intention of any Person to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book entry shares) together with this Summary of Rights.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration or redemption of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference, and notice of such legend will be furnished to holders of book entry shares. Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) the close of business on September 18, 2020 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 of the Amended Rights Agreement; (iii) the time at which the Rights are exchanged pursuant to Section 24 of the Amended Rights Agreement; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) of the Amended Rights Agreement at which time the Rights are terminated; (v) the close of business on the first day that the Board of Directors of the Company determines that this agreement is no longer necessary or desirable for the preservation of the Company’s NOLs, (vi) immediately following the final adjournment of the first annual meeting of the shareholders of the Company following the execution and delivery of the Amended Rights Agreement if shareholder approval of this Agreement has not been received prior to such time.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (i) $1,000.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any person who is or becomes an Acquiring Person or affiliates and associates of an Acquiring Person and certain transferees thereof).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a shareholder of the Company, including the right to vote or to receive dividends.

A copy of the Amended & Restated Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to an Amendment to Registration Statement on Form 8-A/A dated September 18, 2017. A copy of the Amended & Restated Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Amended & Restated Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-________	________ Rights

NOT EXERCISABLE AFTER SEPTEMBER 18, 2020 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF ANY SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID, AS LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

[The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement. Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.]*

*	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

RIGHTS CERTIFICATE

This certifies that _________________, or its registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder thereof, subject to the terms, provisions and conditions of the Amended & Restated Rights Agreement dated as of September 18, 2017, as amended from time to time (the “Rights Agreement”), between Fred’s, Inc., a Tennessee corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 p.m., New York City time, on September 18, 2020, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series C Junior Participating Preferred Stock, no par value per share (the “Preferred Stock”), of the Company, at a purchase price of $35.00 per one one-thousandth share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Exercise Price per share as set forth above, are the number and Exercise Price as of September 18, 2017, based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement. Capitalized terms used and not defined herein shall have the meanings specified in the Rights Agreement.

From and after the occurrence of a Flip-In Event or Flip-Over Event, the Rights evidenced by this Rights Certificate beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event or Flip-Over Event.

The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void as long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be acquired upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company under certain circumstances at its option at a redemption price of $0.01 per Right at any time prior to the earlier of the Close of Business on (i) the Stock Acquisition Date and (ii) the Final Expiration Date.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per each outstanding Right or, in certain circumstances, other equity securities of the Company which are deemed by the Board to have the same value as shares of Common Stock, subject to adjustment.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company. Dated as of _____________, ______.

FRED’S, INC.

By:

Name:

Title:

COUNTERSIGNED:

Dated as of _____________, ______.

American Stock Transfer & Trust Company, LLC, as Rights Agent

By:

Name:

Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if

such holder desires to transfer the

Rights Certificate.)

FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ as Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated _____________, ______.

Signature
Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)       this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)       after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated _____________, ______.

Signature
Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder

desires to exercise Rights represented

by the Rights Certificate.)

To: ______________________

The undersigned hereby irrevocably elects to exercise _______ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or such other property which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or such other securities of the Company or of any other person or such other property as may be issuable upon the exercise of the Rights) be issued in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number:

Dated _____________, ______.

Signature
Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)       the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)       after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated _____________, ______.

Signature
Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FRED’S, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Joseph Anto and Nathaniel Klein, or either of them with full power of substitution, are hereby authorized to represent and vote all the shares of common stock of the undersigned at the Annual Meeting of the Shareholders of Fred’s, Inc., to be held at the Hyatt Place Hotel at 1220 Primacy Parkway in Memphis, Tennessee on Monday, June 25, 2018, at 4:00 p.m., Central Daylight Time, or any adjournment thereof, with all powers which the undersigned would possess if personally present, in the following manner:

1. Election of Directors for the term of one year.

[ ] FOR all nominees listed below	[ ] WITHHOLD ALL AUTHORITY *
(except as marked to the contrary below)	to vote for all nominees listed below

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE’S NAME BELOW.

Heath B. Freeman

Timothy A. Barton

Dana Goldsmith Needleman

Steven B. Rossi

Thomas E. Zacharias

2. Approval of BDO USA, LLP as independent registered public accounting firm of the Company, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. Approval, on an advisory (non-binding) basis, of the executive compensation of the Company’s named executive officers.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4. Approval of the Company’s Amended and Restated Rights Agreement designed to protect the substantial tax benefits of the Company’s net operating loss carryforwards.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 and 4.

In their discretion, the Proxies are hereby authorized to vote upon such other business (none at the time of the solicitation of this Proxy) as may properly come before the meeting or any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY SHALL BE VOTED AS DIRECTED. IN THE ABSENCE OF A CONTRARY DIRECTION, IT SHALL BE VOTED FOR THE PROPOSALS 1, 2, 3 and 4. THE PROXIES MAY VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENT THEREOF.

The undersigned acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and hereby revokes all proxies heretofore given by the undersigned for said Annual Meeting. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO VOTING THEREOF.

Dated:___________________________________ , 2018

Signature of Shareholder	Signature of Shareholder (if held jointly)

Please date this proxy and sign your name or names exactly as shown hereon. When signing as an attorney, executor, administrator, trustee or guardian, please sign your full title as such. If there is more than one trustee, or joint owners, all must sign. Please return the proxy card promptly using the enclosed envelope.

ANNUAL MEETING OF SHAREHOLDERS OF

FRED'S, INC.

June 25, 2018

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Annual Report, Notice of Meeting, Proxy Statement, Proxy Card are available at
http://www.fredsinc.com/investor-relations/shareholders

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20530303000000000000 5 062518

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.